UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2009

Fundamental Emerging Markets Equity Funds
Asia Equity
BRIC
Emerging Markets Equity

Goldman Sachs Fundamental Emerging
Markets Equity Funds

■	ASIA EQUITY

■	BRIC

■	EMERGING MARKETS EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Market Review	3
Portfolio Management Discussions and Performance Summaries	6
Schedules of Investments	26
Financial Statements	38
Notes to Financial Statements	42
Financial Highlights	58
Report of Independent Registered Public Accounting Firm	64
Other Information	65

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Asia Equity Fund invests primarily in a diversified portfolio of equity investments in Asian issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund concentrates its investments in Asian issuers, the Fund is subject to greater risk of loss as a result of Asian economic, market, political and local risks than a fund that is more geographically diversified. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

The BRIC Fund invests primarily in a concentrated portfolio of equity investments in Brazil, Russia, India and China (“BRIC countries”) or in issuers that substantially participate in the markets of BRIC countries. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund may concentrate its investments in specific countries or regions, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those countries or regions. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” mutual funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Emerging Markets Equity Fund invests primarily in a diversified portfolio of equity investments in emerging country issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental
Emerging Markets Equity Investment Process?

Goldman Sachs’ Fundamental Emerging Markets Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by our dedicated Emerging Markets Team that works together on a global scale. Our deep, diverse and experienced team of research analysts combines local insights with global, industry-specific expertise to identify its best investment ideas.

■ The Emerging Markets Equity research team, based in London, Hong Kong, Mumbai, São Paulo, Shanghai, Seoul and Singapore focuses on long-term business and management quality

■ Analysts collaborate regularly to leverage regional and industry-specific research and insights

■ Proprietary, bottom-up research is the key driver of our investment process

■ A seasoned team of experienced Research Analysts is regionally aligned and has sector expertise

■ The decision-making process includes active participation in frequent and regular research meetings

■ The Research Analyst team benefits from the country and currency expertise of our Global Emerging Markets Debt and Currency teams

■ Security selections are aligned with levels of investment conviction

■ Risk monitoring considers whether investment and other risks to the Funds are intended and justified

■ Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

Emerging markets equity portfolios that strive to offer:
■ Access to markets across emerging markets

■ Disciplined approach to stock selection

■ Optimal risk/return profiles

MARKET OVERVIEW

Goldman Sachs Fundamental Emerging
Markets Equity Funds

Market Review

Overall, emerging markets equities rallied strongly during the annual period ended October 31, 2009 (the “Reporting Period”). The Morgan Stanley Capital International Emerging Markets Investable Markets Index (Net) (the “MSCI EM IMI (Net)”), which measures emerging markets, posted a return of 68.28%, significantly outperforming the 15.56% return of the Morgan Stanley Capital International (“MSCI”) World Index, which measures developed equity markets. Still, the emerging equity markets’ climb was not a steady one. Indeed, during the Reporting Period, global equity markets, including the emerging equity markets, experienced volatile swings, as the economic and financial crises dominated the last months of 2008 and the first quarter of 2009 only to give way to signs of stabilization and potential recovery in the spring of 2009.

In late 2008 and early 2009, concerns about the financial health of banks and insurance companies, as well as a drumbeat of negative economic data points, drove challenging performance across geographies. Announcements of government intervention and ratings downgrades served to heighten fears of insolvency and more bad debt exposures. Further dampening investor sentiment were sharply negative Gross Domestic Product (“GDP”) figures and discouraging unemployment trends in the U.S. Concerns about demand and manufacturing data in China added to the bleak mood.

By the end of the first quarter of 2009, however, equity markets began to trade higher on speculation that the worst of the downturn was over. The exuberant rally in April and May stemmed in large part from incrementally positive, or often less negative, news surrounding the global financial system. Across the globe, investors were encouraged by hopes of a stabilizing global economy, somewhat better housing and manufacturing data, liquidity returning to the system, and strong signs of recovery in China. Better-than-anticipated results from financial stress tests and corporate earnings reports further boosted investor confidence and propelled equity markets higher into the third quarter of 2009. Still, signs of improvement were accompanied by reminders of ongoing challenges, and by September and October, markets reflected the choppy nature of the overall recovery.

On a regional basis, the Latin American emerging equity markets performed best during the Reporting Period, followed by the Asian emerging equity markets. The eastern European emerging equity markets generated strong absolute returns but lagged the MSCI EM IMI (Net).

From an individual country perspective, Indonesia (+127.59%)* was the best performing emerging equity market during the Reporting Period, followed by Peru (+110.42%), Colombia (+98.40%), Brazil (+96.77%), China (+89.63%), Thailand (+86.03%) and India (+82.68%). To highlight just a few of these markets, Brazil rallied after the government announced a $152 billion incentive plan to build new homes for poor families and extend unemployment benefits for workers in industries most severely impacted by the global financial crisis. Also, Brazil’s central bank agreed to provide more than $20 billion to companies that have foreign currency-denominated loans. The Chinese market reacted positively to its government’s announcement of a stimulus package consisting of tax incentives, export rebates and credit support focused on the light industry and petrochemical sectors. Chinese equities also benefited from increased optimism that the government’s

*	All regional and country market returns are expressed in U.S. dollar terms (unless otherwise specified) and are based on country-specific stock market indices that compose either the MSCI EM IMI (Net) or the applicable regional benchmark index specified.

MARKET OVERVIEW

stimulus plan was gaining traction after the central bank reported that the Chinese economy performed better than expected in the first quarter of 2009. India’s equity market was boosted by the Congress party’s landslide election win in May and by optimism that this would lead to political stability and further economic reforms.

Conversely, Morocco (−0.33%) was the weakest performing emerging equity market during the 12-month period, followed by Argentina (+4.27%), Poland (+24.22%), the Czech Republic (+29.80%), Israel (+35.67%), Mexico (+40.61%) and Russia (+46.30%). Clearly, with only a couple of exceptions, even those markets that lagged the MSCI EM IMI (Net) generated robust double-digit gains. Several of the eastern European markets, including Poland and the Czech Republic, faced pressures from increasing concerns about their financing and cooling economic growth, as the slowdown in western Europe, the region’s main trading partner, deepened during the first half of the Reporting Period. Russia’s equity market lagged the MSCI EM IMI (Net) but still rose impressively, buoyed in part by news that the country had signed a $25 billion energy deal with China to supply oil for the next 20 years in exchange for loans. Russia also benefited from the increased appetite for riskier assets, higher oil prices and the appreciation of the ruble.

Asian Equity Markets

Asian equity markets overall outperformed the emerging markets broadly during the Reporting Period, as measured by the 71.71% return of the Morgan Stanley Capital International Emerging Markets Asia Investable Markets Index (Net) (the “MSCI EM Asia IMI (Net)”), but experienced similar volatility. Particularly boosting Asian equity markets from early March forward were accommodating policies from governments and central banks and a number of better-than-expected corporate earnings reports. Still, Asian equity markets underwent a correction during the third calendar quarter of 2009, mainly in August, due to concerns about excessive bank lending and potential policy tightening.

Among the Asian equity markets, Indonesia (+127.59%) was the best performer, followed by China (+89.63%), Thailand (+86.03%) and India (+82.68%). Taiwan (+56.32%), Korea (+59.13%) and the Philippines (+59.40%) lagged the other Asian markets, but still generated robust double-digit gains. It should be noted that as of the end of May 2009, Pakistan was no longer a component of the MSCI EM IMI (Net), but was re-classified as a frontier market to be included in the MSCI Frontier Market Index, which measures the performance of equity markets beyond traditional developed and emerging markets that are now accessible to global investors.

BRIC Equity Markets

The BRIC (i.e. Brazil, Russia, India and China) equity markets followed the same general trends as the emerging equity markets overall, impacted by the same factors. Overall, the BRIC equity markets — Brazil, Russia, India and China — posted very strong gains for the Reporting Period, rising 96.77%, 46.30%, 82.68% and 89.63%, respectively. The major factors impacting the equity markets of Russia and China during the Reporting Period are discussed above. As for Brazil, its equity market recovered significantly after ending 2008

MARKET OVERVIEW

on a sour note. The Brazilian economy proved to be more resilient and generated better-than-expected GDP even during the first quarter of 2009, triggering financials and domestic names especially to rebound and rally during the second and third quarters of 2009. India was one of the better performing emerging markets during the Reporting Period, due primarily, as mentioned above, to the Congress party’s landslide election win and to optimism that this would lead to political stability and further economic reform. Immediately following the election, India enjoyed its biggest monthly gain in 17 years in May 2009. For the 12 months ended October 31, 2009, the Morgan Stanley Capital International BRIC 5-25 Investable Markets Index (the “MSCI BRIC 5-25 IMI”) gained 87.22%.

Looking Ahead

We believe the backdrop for the emerging equity markets will remain favorable going forward. Such a positive view is based on several factors. First, improving global liquidity conditions and a recovery of industrial production, combined with faster earnings growth than their developed market peers, support further positive performance in the months ahead — especially for high-yielding, non-dollar denominated emerging market assets. Second, corporate and sovereign balance sheets in the region have significantly improved over the last decade and were, at the end of the fiscal year, among the world’s healthiest. Third, we believe that the appreciation of local emerging market currencies relative to the U.S. dollar should provide a positive tailwind to the performance of emerging market assets. Fourth, going forward, we believe that the growth differential in GDP between developed markets and emerging markets in general should be supportive of the region’s equity markets. Finally, the strong rally in emerging markets year-to-date through October 31, 2009 has taken the asset class from an extremely oversold level back to its long-term historical average. On a price/earnings, price/book value and dividend yield basis, emerging market equities were trading, at the end of October 2009, at or around their long-term averages.

In the near term, we believe that valuations are likely to be bolstered by further earnings upgrades, albeit at a slower pace than that witnessed in the last months of the Reporting Period. In the medium-term, we expect emerging market equities to benefit from strong institutional inflows, as the asset class is still meaningfully underrepresented in investors’ portfolios relative to its share of global market capitalization. The major risks to our view remain an unanticipated change in global liquidity conditions and sovereign mis-steps in policy or policy implementation.

All that said, while overall volatility has retreated from the record highs seen in late 2008 and early 2009, we believe the dispersion of returns at the stock level will remain elevated, particularly as companies begin to trade more on fundamentals rather than on fear or hope. We believe such an environment is ripe for fundamental stock-pickers to generate value. We intend to continue to focus on building quality portfolios through intensive bottom-up research, a strategy that we believe will serve the Funds well in these uncertain times.

As always, we will continue to seek high-quality equity investments trading at compelling valuations and intend to stay true to our long-term discipline as we seek to navigate the volatile markets ahead.

PORTFOLIO RESULTS

Goldman Sachs Asia Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Fund’s performance and positioning for the twelve-month period ended October 31, 2009.

Q	How did the Goldman Sachs Asia Equity Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C and Institutional Shares generated average annual total returns, without sales charges, of 55.89%, 54.55%, 54.64% and 56.48%, respectively. These returns compare to the 62.13% average annual total return of the Fund’s benchmark, the MSCI AC Asia Free ex-Japan Index, during the same time period.

Q	What key factors were responsible for the Fund’s performance during the twelve-month Reporting Period?

A	Effective stock selection in India, Taiwan and Hong Kong contributed positively to performance. Holdings in India performed particularly well, boosted by investors’ belief that its new government will bring in a new era of economic and financial growth for the country. Many Indian stocks rallied especially strongly in May, immediately following the election there. The impact of regulatory settlements during the Reporting Period also contributed to the Fund’s performance.

The Fund underperformed the benchmark index, however, due to the detracting effect of weak stock selection in China, Singapore and South Korea. The primary driver of China’s equity market during the Reporting Period was a small-cap and lower quality rally in 2009 year-to-date through October 31. This left the Fund’s portfolio of higher quality Chinese holdings lagging in comparison. Sector allocation overall also hurt the Fund’s relative results during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Strong stock selection in the materials, utilities and energy sectors positively helped the Fund’s performance relative to the benchmark index most. Detracting most from the Fund’s relative performance was having an overweighted position in information technology, a sector that produced positive returns, but which lagged the benchmark index. In particular, overweighted positions in Taiwanese technology names such as Taiwan Semiconductor Manufacturing, MediaTek and HTC, hurt relative performance. Similarly, an overweighted position in telecommunication services detracted from performance, although strong stock selection in this sector more than offset the allocation effect. Individual stock selection in the financials sector was also a drag on the Fund’s relative results, with positions in Chinese banks such as Industrial & Commercial Bank of China Ltd. and Bank of China particular disappointments.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the benchmark index from holdings in China Shenhua Energy, Chinatrust Financial Holding and GVK Power & Infrastructure.

As the largest coal producer in China, China Shenhua Energy benefited from anticipation of coal contract price increases in China in 2010. Such expectations were underpinned by solid demand recovery from end-use sectors, such as power, steel, chemical and building materials, as well as seasonal strong restocking demand to prepare for the winter. Further, the company’s management plans to double its coal production in three years on the back of potential coal-related assets injection from its parent company and on the likelihood of further acquisition of new coal mine fields. Chinatrust Financial Holding, a Taiwanese commercial bank, performed strongly after it cleared the overhang surrounding its earlier bid for Nanshan Life. The market had been concerned about potential capital raising if its bid had been successful. The bank’s shares also benefited from buoyant sentiment on a memorandum of understanding on financial cooperation between Taiwan and the mainland, expected to be signed by the start of 2010. GVK Power & Infrastructure, a holder of power and infrastructure assets in India, contributed positively to the Fund’s results, as it is not a component of the benchmark index but appreciated more than 300% during the Reporting Period. Its shares rose significantly after the company announced it would divest from a significant stake in a road project. Investors also saw value in the company’s 2000 megawatt power project and its primary stake in the Mumbai International Airport.

PORTFOLIO RESULTS

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in China Taiping Insurance, Hynix Semiconductor and Taiwan Semiconductor Manufacturing.

China Taiping Insurance is a Hong Kong-based multi-line insurance company that generated negative returns during the Reporting Period. Hynix Semiconductor, a South Korean firm, and Taiwan Semiconductor Manufacturing each produced positive absolute returns, but they each lagged the benchmark index, and so overweighted positions in these companies hurt the Fund’s relative results.

Q	Did the Fund make any significant purchases or sales during the fiscal year?

A	We initiated a Fund position in Cheung Kong (Holdings), as we viewed the Hong Kong property sector positively. We also established a Fund position in ICBC. As the largest commercial bank in China and the world, ICBC should, we believe, benefit from the recovery of the Chinese economy.

We significantly reduced the Fund’s position in China Mobile. China Mobile is the world’s largest wireless carrier as measured by number of users, with a subscriber base that exceeds the entire population of the U.S. It has benefited from taking the lion’s share of new subscribers, benefiting significantly from the rapidly rising mobile phone penetration rate in China. However, despite its dominant market share and good management team, China Mobile is the primary target of an asymmetric policy introduced by the Chinese government on 3G carriers in an effort to foster more competition within its telecommunications industry. As a result, China Mobile now faces greater competition and has already given conservative future earnings guidance.

Q	Were there any notable changes in the Fund’s weightings during the twelve-month period?

A	During the Reporting Period, we reduced the Fund’s overweighted exposure to the consumer discretionary sector and shifted the Fund’s exposure to information technology from a significantly overweighted position to a modestly underweighted allocation compared to the benchmark index. We increased the Fund’s allocation to industrials, though the position remained underweighted compared to the benchmark index.

From a country perspective, we reduced the Fund’s exposure to Singapore and Indonesia and increased its allocation to Hong Kong.

Q	How was the Fund positioned relative to its benchmark index at the end of October 2009?

A	At the end of October 2009, the Fund had significantly overweighted positions relative to the benchmark index in financials and materials. On the same date, the Fund had underweighted positions compared to the MSCI AC Asia Free ex-Japan Index in information technology, utilities, consumer staples, energy, telecommunication services and industrials and was rather neutrally weighted to the benchmark index in health care and consumer discretionary.

From a country perspective, the Fund had a significantly overweighted position in China and more moderately overweighted exposure to Taiwan and Hong Kong compared to the benchmark index at the end of October. On the same date, the Fund held underweighted allocations to South Korea, Thailand, India, the Philippines, Malaysia and Singapore and was rather neutrally weighted to the benchmark index in Indonesia.

FUND BASICS

Asia Equity Fund
as of October 31, 2009

PERFORMANCE REVIEW

	Fund Total Return	MSCI AC Asia Free ex-Japan
November 1, 2008–October 31, 2009	(based on NAV)[1]	Index[2]

Class A	55.89%	62.13%
Class B	54.55	62.13
Class C	54.64	62.13
Institutional	56.48	62.13

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged MSCI AC Asia Free ex-Japan Index is a market capitalization-weighted composite of securities in 10 Asian countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	9.80%	8.42%	4.65%	1.15%	7/8/94
Class B	10.34	8.50	4.57	-0.57	5/1/96
Class C	14.39	8.82	4.57	0.11	8/15/97
Institutional	16.69	10.08	5.84	0.92	2/2/96

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares will no longer be available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.60%	1.77%
Class B	2.35	2.52
Class C	2.35	2.52
Institutional	1.20	1.37

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/095

	% of Net
Holding	Assets	Line of Business	Country

Samsung Electronics Co. Ltd.	3.8%	Semiconductors & Semiconductor Equipment	South Korea
Taiwan Semiconductor Manufacturing Co. Ltd.	2.9	Semiconductors & Semiconductor Equipment	Taiwan
Industrial & Commercial Bank of China Ltd. Class H	2.7	Banks	China
China Life Insurance Co. Ltd. Class H	2.6	Insurance	China
China Construction Bank Corp. Class H	2.6	Banks	China
China Mobile Ltd.	2.4	Telecommunication Services	Hong Kong
Sun Hung Kai Properties Ltd.	2.1	Real Estate	Hong Kong
Hon Hai Precision Industry Co. Ltd.	2.1	Technology Hardware & Equipment	Taiwan
CNOOC Ltd.	1.8	Energy	Hong Kong
Cheung Kong (Holdings) Ltd.	1.7	Real Estate	Hong Kong

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 10/31/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any).

GOLDMAN SACHS ASIA EQUITY FUND

Performance Summary
October 31, 2009

The following graph shows the value, as of October 31, 2009, of a $10,000 investment made on November 1, 1999 in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the MSCI AC Asia Free ex-Japan Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C and Institutional Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Asia Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1999 through October 31, 2009.

Average Annual Total Return through October 31, 2009	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced July 8, 1994)
Excluding sales charges	55.89%	8.97%	4.68%	1.37%
Including sales charges	47.29%	7.74%	4.10%	1.00%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	54.55%	8.11%	4.02%	−0.74%
Including contingent deferred sales charges	49.53%	7.80%	4.02%	−0.74%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	54.64%	8.14%	4.01%	−0.08%
Including contingent deferred sales charges	53.64%	8.14%	4.01%	−0.08%

Institutional (Commenced February 2, 1996)	56.48%	9.40%	5.27%	0.76%

PORTFOLIO RESULTS

Goldman Sachs BRIC Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Fund’s performance and positioning for the twelve-month period ended October 31, 2009.

Q	How did the Goldman Sachs BRIC Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C and Institutional Shares generated average annual total returns, without sales charges, of 77.54%, 76.17% and 78.15%, respectively. These returns compare to the 87.22% average annual total return of the Fund’s benchmark, the MSCI BRIC 5-25 IMI, during the same period.

Q	What key factors were responsible for the Fund’s performance during the twelve-month Reporting Period?

A	Stock selection was particularly strong within India and Russia during the Reporting Period. However, the Fund underperformed the benchmark index, as these positives were more than offset by weak stock selection within China.

Q	What were some of the best-performing individual stocks within India?

A	India was the leading contributor to the Fund’s relative returns during the Reporting Period, driven by strong stock selection. Stock selection was especially strong in the utilities sector, as the Fund’s overweighted position in GVK Power & Infrastructure outperformed India’s broad equity index. Shares of GVK of Power & Infrastructure rose significantly, as the company announced it would divest from a significant stake in a road project. Another key contributor to the Fund’s performance was its position in Reliance Infrastructure, an Indian company, which generates, transmits and distributes electricity. Its stock had depreciated and was substantially below its fair value. However, during the second quarter of 2009, Reliance Infrastructure’s valuation reflated. The market had recognized the potential for the business to perform well, supported by a strong balance sheet that should help the company capitalize on the growing opportunity within the infrastructure industry.

Within the materials sector, the Fund’s holding in Jindal Steel & Power contributed positively to its results. The company’s shares stabilized and then rose during November and December 2008, following a steep fall during the third quarter of 2008 along with the market more broadly. The company continued to do well into the first quarter of 2009, when Indian steel demand began showing positive signs on the back of decreasing steel prices and increased infrastructure spending within India — all despite a weakening global outlook for the steel sector. Jindal Steel & Power also showed strength in its power business, which accounts for a significant proportion of its company earnings.

Indian equity holdings within the consumer staples sector generated more mixed results. The Fund’s holding in Shree Renuka Sugars, India’s largest sugar maker by market capitalization, was a leading contributor to the portfolio’s performance during the Reporting Period. Its shares rose as the demand and supply balance of sugar tightened within India, leading the government to allow duty free imports of raw sugar to make up for local production declines. This government policy benefited refiners such as Shree Renuka Sugars. Conversely, the Fund’s holding in Hindustan Unilever, India’s largest household products maker, was among the leading detractors from the Fund’s performance relative to its benchmark index during the Reporting Period. Its stock fell in early March 2009 on investor concerns of weakening growth and increasing competition.

Q	Which stocks within Russia contributed most to the Fund’s results during the Reporting Period, and which detracted?

A	As mentioned above, stock selection overall within Russia contributed positively to the Fund’s performance relative to the benchmark index during the Reporting Period. The Fund particularly benefited from its holding in Sberbank, the top contributor to the Fund’s performance during the Reporting Period. Sberbank performed strongly as investors began to look beyond the troubled near-term environment and to price the stock on the basis of the bank’s long-term franchise value. Asset quality remained under pressure for the banking system as a whole in Russia, but the move by its central bank toward a more accommodative monetary policy stance, through cutting its refinancing rate, added to investors’ confidence that fundamentals for the economy had passed the point of maximum stress and asset prices would move toward more normal levels.

PORTFOLIO RESULTS

Within the consumer sector, the Fund’s holding in X5 Retail, a leading Russian food retailer, rallied after the company issued a robust trading statement showing resilient first quarter 2009 same store sales compared to one-year prior.

Conversely, the Fund’s holdings within the Russian telecommunication services sector detracted from its relative performance. More specifically, shares of mobile telecommunications service provider Vimpel-Communications, which had been a relatively defensive stock, was among the leading detractors from the Fund’s relative results during the Reporting Period. VimpelCom’s share price fell primarily during the fourth quarter of 2008 due to concerns that the Russian central bank’s devaluation of the ruble would negatively impact domestic companies, particularly those holding U.S. dollar-denominated debt. In addition, the Fund’s positions in small-cap companies such as Globaltrans Investment, Raspadskaya and Kuzbassrazrezugol Coal underperformed the broad index and thus detracted from Fund performance. Shares of all three of these Russian companies were disproportionately affected by tightening liquidity, which typically impacts small-cap companies more adversely than larger companies.

Q	Which Brazilian stocks detracted and contributed significantly from the Fund’s performance during the Reporting Period?

A	In Brazil, stock selection within the industrials, financials and energy sectors detracted most from the Fund’s results relative to the benchmark index during the Reporting Period. As with the Russian small-cap companies just mentioned, the Fund’s position in marine services firm Santos Brasil was also disproportionately affected by the tightening of liquidity and fell significantly at the beginning of the fourth quarter of 2008, detracting from the Fund’s relative performance. Shares of Unibanco also declined during the first half of the Reporting Period after its management reported earnings lower than consensus expectations. Investors also expressed concerns as the deteriorating global financial environment intensified existing worries of funding pressures on the bank. Within the energy sector, the Fund’s underweighted positions in Brazilian oil producers OGX Petroleo e Gas and Petrobras, which rallied upon higher oil prices during the first half of 2009, detracted from relative returns.

On the positive side, the Fund’s holding in Lojas Renner, the second largest apparel department store company in Brazil, significantly contributed to its relative results. Its shares rose upon its reputation as a growth company with a strong management and culture and a track record of seeking increased efficiencies. During the Reporting Period, Lojas Renner had the highest store productivity in its sector and continued to aim for improvement. Additionally, the company has demonstrated strong corporate governance, having been the first public corporation in the Brazilian market with a 100% public float. Public float is the portion of a company’s outstanding shares that is in the hands of public investors as opposed to company officers, directors or controlling-interest investors.

Q	In what sectors did stock selection in China prove most challenging during the twelve-month period?

A	The Fund’s exposure to China was the leading detractor from its relative returns during the Reporting Period, as weak stock selection and portfolio positioning in the financials, industrials and materials sectors proved to be most challenging. Within financials, smaller capitalization banks, many with ongoing credit issues, rebounded strongly during the Reporting Period, outperforming their larger capitalization, higher quality peers. The Fund, however, held positions in larger, well capitalized banks with good asset quality, such as China Merchants Bank and China Construction Bank, and was underweight smaller capitalization banks, which we viewed as more risky. This positioning, therefore, detracted from the Fund’s relative performance.

The Fund’s underweighted position in the industrials sector also hurt its relative returns, as the sector outperformed the benchmark index during the Reporting Period. From an individual stock selection perspective, the Fund’s position in Weichai Power, which is exposed to the heavy-duty truck and engineering machinery industries, significantly contributed to the Fund’s performance. With continued strong infrastructure spending and the spreading of recovery to the logistic space, Weichai Power’s sales and outlook

PORTFOLIO RESULTS

improved during the Reporting Period. The positive contribution from Weichai Power, however, was mitigated by the detracting effect of the Fund’s overweighted position in China Communications Construction. The company’s shares fell significantly during the second half of 2008 and continued to underperform the broader equity market year-to-date through October 31, 2009 despite stable infrastructure spending. Within materials, a position in Zijin Mining Group, the country’s largest gold producer, detracted from the Fund’s results. Zijin Mining Group underperformed the materials sector due to the softening of the price of gold and a delay in acquisitions of some overseas gold projects.

Q	Did the Fund make any significant purchases or sales during the fiscal year?

A	Among the most significant Fund positions we initiated during the fiscal year were those in Brazilian commercial bank Itau Unibanco Banco, Hong Kong-listed women’s footwear retailer Belle International, Russian integrated oil company Rosneft, Chinese heavy-duty diesel engine manufacturer Weichai Power, and Chinese commercial bank China Merchants Bank.

Among the Fund’s sales during the Reporting Period, we eliminated the Fund’s positions in Indian computer services firm Wipro, Brazilian regional bank Banco do Estado do Rio Grande do Sul, Chinese marine transport company China Shipping Development, Indian steel producer Jindal Steel & Power, and Hong Kong auto manufacturer Dongfeng Motor Group.

Q	Were there any notable changes in the Fund’s weightings during the twelve-month period?

A	During the Reporting Period, we modestly increased the Fund’s allocation to Brazil and modestly decreased its exposure to Russia. We also eliminated the Fund’s positions in Kazakhstan and Kuwait.

From a sector perspective, we substantially increased the Fund’s allocations to financials and materials and more modestly increased its exposure to industrials and health care. Correspondingly, we decreased the Fund’s weightings in information technology and utilities and more modestly reduced its exposure to telecommunication services.

Q	How was the Fund positioned relative to its benchmark index at the end of October 2009?

A	As of October 31, 2009, the Fund had slightly underweighted allocations to China, Brazil and India and a modestly overweighted exposure to Russia relative to the MSCI BRIC 5-25 IMI.

From a sector perspective, the Fund had overweighted allocations to financials and materials compared to the benchmark index as of October 31, 2009. On the same date, the Fund had underweighted exposure to the energy, industrials, information technology and utilities sectors and was rather neutrally weighted relative to its benchmark index in the telecommunication services, consumer staples, consumer discretionary and health care sectors.

FUND BASICS

BRIC Fund
as of October 31, 2009

PERFORMANCE REVIEW

	Fund Total Return
November 1, 2008–October 31, 2009	(based on NAV1)	MSCI BRIC 5-25 IMI[2]

Class A	77.54%	87.22%
Class C	76.17	87.22
Institutional	78.15	87.22

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The MSCI BRIC 5-25 IMI offers an exhaustive representation of the Brazilian, Russian, Indian and Chinese markets by targeting all companies with a market capitalization within the top 99% of their investable equity universe, subject to a global minimum size requirement. It is based on the Global Investable Market Indices methodology. As an addition to the parent Index this Index is weighted and rebalanced using a modified variation of the MSCI Barra’s proprietary “10-40” Index methodology. As of the end of December 2008, the MSCI BRIC 5-25 IMI consisted of 757 constituents. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/09	One Year	Since Inception	Inception Date

Class A	13.43%	7.95%	6/30/06
Class C	18.19	9.02	6/30/06
Institutional	20.55	10.27	6/30/06

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.90%	1.93%
Class C	2.65	2.68
Institutional	1.50	1.53

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/095

	% of Net
Holding	Assets	Line of Business	Country

Vale SA ADR	5.4%	Materials	Brazil
OAO Gazprom ADR	4.8	Energy	Russia
Petroleo Brasileiro SA ADR Preference A Shares	4.1	Energy	Brazil
Itau Unibanco Banco Holding SA Preference Shares ADR	3.9	Banks	Brazil
China Life Insurance Co. Ltd. Class H	3.2	Insurance	China
China Construction Bank Corp. Class H	3.2	Banks	China
Industrial & Commercial Bank of China Ltd. Class H	3.0	Banks	China
China Mobile Ltd.	2.7	Telecommunication Services	Hong Kong
Banco Bradesco SA Preference Shares ADR	2.6	Banks	Brazil
CNOOC Ltd.	2.4	Energy	Hong Kong

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 10/31/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 12.0% of the Fund’s net assets at October 31, 2009.

GOLDMAN SACHS BRIC FUND

Performance Summary
October 31, 2009

The following graph shows the value, as of October 31, 2009, of a $10,000 investment made on June 30, 2006 (commencement of operations) in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the MSCI BRIC 5-25 IMI is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C and Institutional Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

BRIC Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 30, 2006 through October 31, 2009.

Average Annual Total Return through October 31, 2009	One Year	Since Inception

Class A (Commenced June 30, 2006)
Excluding sales charges	77.54%	10.07%
Including sales charges	67.77%	8.23%

Class C (Commenced June 30, 2006)
Excluding contingent deferred sales charges	76.17%	9.24%
Including contingent deferred sales charges	75.17%	9.24%

Institutional (Commenced June 30, 2006)	78.15%	10.52%

*	On July 1, 2008, the Fund changed its benchmark to the MSCI BRIC 5-25 IMI. Performance for this index is only available from June 30, 2007. Performance in this line graph for periods prior to June 30, 2007, is the performance of the Fund’s former benchmark, the Morgan Stanley Capital International (MSCI) EM BRIC 5-25 Customized Constrained Index (unhedged; with dividends reinvested).

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Fund’s performance and positioning for the twelve-month period ended October 31, 2009.

Q	How did the Goldman Sachs Emerging Markets Equity Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of 58.12%, 56.96%, 57.03%, 58.76% and 57.99%, respectively. These returns compare to the 68.28% average annual total return of the Fund’s benchmark, the MSCI EM IMI (Net), during the same period.

Q	What key factors were responsible for the Fund’s performance during the twelve-month Reporting Period?

A	The Fund’s positioning in Russia, Poland and Taiwan contributed positively to its returns relative to the benchmark index. However, these positives were not enough to offset the detracting effects of the Fund’s positioning in Kuwait, South Korea and China.

Q	What were some of the best-performing individual stocks within the countries that contributed most to the Fund’s performance?

A	In Russia, which was the leading contributor to the Fund’s results during the Reporting Period, holdings in domestic names overall significantly outperformed the benchmark index based on improved expectations for Russia’s domestic economy, strengthening of the ruble, and a recovery in global economic activity. We were able to add value across a broadly diversified spectrum of sectors, although some of the best performing positions were in the financials and materials sectors. Within financials, the Fund benefited from its holding in commercial bank Sberbank. Sberbank performed strongly as investors began to look beyond the troubled near-term environment and to price the stock on the basis of the bank’s long-term franchise value. Asset quality remained under pressure for the banking system as a whole in Russia, but the move by its central bank toward a more accommodative monetary policy stance, through cutting its refinancing rate, added to investors’ confidence that fundamentals for the economy had passed the point of maximum stress and asset prices would move toward more normal levels. Within the materials sector, the Fund’s steel holdings performed well. The outlook for Russian steel companies significantly improved, as they experienced a pickup in capacity utilization and gained market share on the back of their global cost competitiveness. These factors, combined with strong earnings upgrades, led to several Russian steel stocks being re-rated. The Fund’s holdings in steel makers Severstal and Evraz Group performed well. So, too, did coal producer Mechel, which is a late-cycle play on a recovery in demand for metallurgical coal used in steel production.

In Poland, the Fund benefited from its holding in Powszechna Kasa Oszczednosci Bank Polski during the Reporting Period. When we initiated a Fund position in this stock, its share price had been beaten down on concerns about a capital raising effort. The market was pricing in a potential dilution of shareholders. However, we did not think raising capital would be dilutive, and, in fact, we took the view that more capital would give the company superior growth prospects over the next couple of years. This investment thesis proved correct, and the holding contributed positively to the Fund’s relative returns.

The Fund also benefited from strong stock selection in Taiwan during the Reporting Period, especially within the materials and information technology sectors. In the materials sector, Taiwan Cement contributed positively to the Fund’s results. Its shares rose significantly after the company raised prices on its cement distribution in China due to a perceived increase of demand given the $586 million domestic stimulus package approved by the Chinese government. Within information technology, the Fund’s position in Hon Hai Precision, an electronic manufacturing services company, was a strong performer. Hon Hai Precision’s shares rose on strong first-quarter results and an improvement in its operating margins.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Kuwait’s Global Investment House was the leading detractor from the Fund’s relative returns during the Reporting Period. Global Investment House has a large proprietary trading operation and a small asset management and

PORTFOLIO RESULTS

brokerage business. With asset values falling across the world, and particularly in the Middle East, during the last months of 2008, the value of the company’s investments were significantly eroded. Due to its use of leverage, this led to a material impairment in the company’s book value. In addition, as conditions in the credit market deteriorated, the company was unable to extend the maturity of its debt. At the end of October 2009, the Fund maintained a small position in Global Investment House.

The Fund’s positioning in South Korea also detracted from its relative results. More specifically, within South Korea, the Fund’s relatively defensive positioning and its underweight exposure to smaller-cap information technology stocks, which rallied strongly during the first part of 2009, hurt its relative performance. In the information technology sector, diversified electronics manufacturer Samsung Electronics lagged the broader market despite recording an impressive double-digit gain. Along with other South Korean chip-makers, Samsung Electronics lagged primarily due to concerns about deteriorating demand in the face of the global economic downturn. Within the telecommunications services sector, LG Dacom also detracted from the Fund’s results, similarly lagging on concerns about an economic downturn affecting profitability.

The Chinese equity market rallied strongly during the second and third quarters of 2009, led by high-beta stocks as investors’ appetite for risk increased. Given this backdrop, the Fund’s positioning in the financials sector proved to be most challenging. Smaller capitalization banks, many with ongoing credit issues, rebounded strongly from their first calendar quarter lows, outperforming their larger capitalization, higher quality peers. The Fund, however, held positions in larger, well capitalized banks with good asset quality, such as China Merchants Bank and China Construction Bank, and was underweight smaller capitalization banks, which we viewed as more risky. This positioning, therefore, detracted from the Fund’s relative performance. The Fund’s position in China Mobile, the world’s largest wireless carrier by number of users, also detracted from returns given disappointing first half average revenue per user statistics, an unexpected decline in minutes of use and a slowdown in net subscriber additions.

Q	Did the Fund make any significant purchases or sales during the fiscal year?

A	Within Mexico, we eliminated the Fund’s position in Corporacion Geo and initiated a new position in Desarrolladora Homex, another Mexican homebuilder. Homex is focused on affordable-entry level and middle-income housing in Mexico. We continue to see value in the Mexican homebuilding sector, particularly in homebuilders focusing on low income buyers, and we believe that, as beneficiaries of continued government funding, these homebuilders should be able to grow despite the weak economy. Homex is focused on cash generation and working capital management, and having underperformed Corporacion Geo in the period prior to us initiating the position, we believe Homex was more attractively valued. We also initiated a small Fund position in Cemex, a cement producer. We believe that with its refinancing in place and a potential bottoming in cement demand in the U.S., the stock is well positioned to benefit from an economic recovery.

We sold out of the Fund’s position in Austria’s Erste Bank and established a new position in Russia’s Sberbank during the first quarter of 2009. We sold Erste Bank because of its exposure to central and eastern Europe and on concerns that it may need to raise capital. We preferred Sberbank because we believe that it is better capitalized and because we have a greater degree of confidence in its long-term profitability. We also initiated a new position for the Fund in Russia’s Mechel. As a producer of metallurgical coal, which is used in steel production, Mechel is, as mentioned above, a late-cycle play on a recovery in demand for steel. Also in Russia, we eliminated the Fund’s holdings in steel makers Evraz Group and Severstal, taking profits when we felt they were approaching fair value. We initially bought both stocks during the fourth quarter of 2008 when valuations were distressed, and they were both strong performers for the Fund, as Russian steel companies were re-rated.

We trimmed the Fund’s position in several South African resources companies, such as Impala Platinum and AngloGold Ashanti, locking in gains following their strong performance. We also eliminated the Fund’s holdings in Peru’s Southern Copper, taking profits after the stock had risen upon strong commodity prices.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the twelve-month period?

A	During the Reporting Period, we reduced the Fund’s exposure to Turkey, Kazakhstan, Kuwait, Egypt, Thailand, Mexico and Indonesia. We eliminated the Fund’s position in Peru. Correspondingly, we increased the Fund’s allocations to South Africa, India, South Korea and Brazil relative to the benchmark index. We also established new, albeit modest, positions during the Reporting Period in Qatar, Argentina and Poland.

Q	How was the Fund positioned relative to its benchmark index at the end of October 2009?

A	At the end of October 2009, the Fund had overweighted positions in Russia, South Africa and Turkey compared to the benchmark index. On the same date, the Fund held underweighted allocations to Malaysia, Indonesia and Brazil and was relatively neutrally weighted to the remaining components of the benchmark index. As of October 31, 2009, the Fund also had modest exposure to several markets that are not part of the benchmark index, including Kazakhstan, Qatar, Argentina and Kuwait.

FUND BASICS

Emerging Markets Equity Fund
as of October 31, 2009

PERFORMANCE REVIEW

	Fund Total Return
November 1, 2008–October 31, 2009	(based on NAV1)	MSCI EM IMI (Net)[2]

Class A	58.12%	68.28%
Class B	56.96	68.28
Class C	57.03	68.28
Institutional	58.76	68.28
Service	57.99	68.28

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The MSCI EM IMI (Net) offers an exhaustive representation of the Emerging markets (Argentina, Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey) by targeting all companies with a market capitalization within the top 99% of their investable equity universe subject to a global minimum size requirement. It is based on the Global Investable Market Indices methodology. As of the end of December 2008, the MSCI EM IMI consisted of 2,419 constituents. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	9.97%	13.88%	9.47%	7.36%	12/15/97
Class B	9.66	13.95	9.43	7.26	12/15/97
Class C	14.24	14.29	9.37	7.24	12/15/97
Institutional	16.70	15.59	10.65	8.47	12/15/97
Service	16.18	15.03	10.20	7.76	12/15/97

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Total Returns. Effective November 2, 2009, the Fund’s Class B Shares will no longer be available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.84%	1.84%
Class B	2.59	2.59
Class C	2.59	2.59
Institutional	1.44	1.44
Service	1.94	1.94

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/095

	% of
Holding	Net Assets	Line of Business	Country

Petroleo Brasileiro SA ADR Preference A Shares	3.1%	Energy	Brazil
OAO Gazprom ADR	3.0	Energy	Russia
Samsung Electronics Co. Ltd. Preference Shares	2.6	Semiconductors & Semiconductor Equipment	South Korea
Taiwan Semiconductor Manufacturing Co. Ltd.	2.5	Semiconductors & Semiconductor Equipment	Taiwan
Hon Hai Precision Industry Co. Ltd.	2.0	Technology Hardware & Equipment	Taiwan
Itau Unibanco Banco Holding SA ADR Preference Shares	1.8	Banks	Brazil
MTN Group Ltd.	1.7	Telecommunication Services	South Africa
China Construction Bank Corp. Class H	1.6	Banks	China
China Mobile Ltd.	1.5	Telecommunication Services	Hong Kong
Industrial & Commercial Bank of China Ltd. Class H	1.5	Banks	China

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 10/31/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 4.4% of the Fund’s net assets at October 31, 2009.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Performance Summary
October 31, 2009

The following graph shows the value, as of October 31, 2009, of a $10,000 investment made on November 1, 1999 in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s benchmark, the MSCI EM IMI (Net), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Emerging Markets Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1999 through October 31, 2009.

Average Annual Total Return through October 31, 2009	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced December 15, 1997)
Excluding sales charges	58.12%	14.00%	9.64%	7.66%
Including sales charges	49.38%	12.71%	9.02%	7.15%

Class B (Commenced December 15, 1997)
Excluding contingent deferred sales charges	56.96%	13.16%	8.97%	7.04%
Including contingent deferred sales charges	49.81%	12.75%	8.97%	7.04%

Class C (Commenced December 15, 1997)
Excluding contingent deferred sales charges	57.03%	13.15%	8.92%	7.02%
Including contingent deferred sales charges	55.61%	13.15%	8.92%	7.02%

Institutional (Commenced December 15, 1997)	58.76%	14.44%	10.20%	8.25%

Service (Commenced December 15, 1997)	57.99%	13.87%	9.74%	7.54%

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments
October 31, 2009

Shares	Description	Value

Common Stocks – 96.8%

China – 18.7%
18,000	Anhui Conch Cement Co. Ltd. Class H (Materials)	$116,466
243,000	Anta Sports Products Ltd. Class H (Consumer Durables & Apparel)	292,696
1,260,000	Bank of China Ltd. Class H (Banks)	730,915
2,118,000	China Construction Bank Corp. Class H (Banks)	1,825,995
401,000	China Life Insurance Co. Ltd. Class H (Insurance)	1,843,732
257,050	China Merchants Bank Co. Ltd. Class H (Banks)	657,621
654,000	China Petroleum & Chemical Corp. Class H (Energy)	554,639
108,000	China Railway Group Ltd. Class H (Capital Goods)*	85,024
593,000	China Shanshui Cement Group Ltd. Class H (Materials)	423,441
228,000	China Shenhua Energy Co. Ltd. Class H (Energy)	1,022,831
166,000	China Yurun Food Group Ltd. Class H (Food, Beverage & Tobacco)	341,180
231,000	Golden Eagle Retail Group Ltd. Class H (Retailing)	397,302
2,353,000	Industrial & Commercial Bank of China Ltd. Class H (Banks)	1,872,082
120,000	Jiangxi Copper Co. Ltd. Class H (Materials)	271,889
486,000	Maanshan Iron & Steel Co. Ltd. Class H (Materials)*	292,566
19,000	Parkson Retail Group Ltd. Class H (Retailing)	30,760
624,000	PetroChina Co. Ltd. Class H (Energy)	750,848
388,000	Shui On Land Ltd. Class H (Real Estate)	235,182
104,000	Weichai Power Co. Ltd. Class H (Capital Goods)	678,897
294,000	Zijin Mining Group Co. Ltd. Class H (Materials)	284,574
86,180	ZTE Corp. Class H (Technology Hardware & Equipment)	477,541

		13,186,181

Hong Kong – 22.2%
605,000	Belle International Holdings Ltd. (Retailing)	610,823
288,500	BOC Hong Kong (Holdings) Ltd. (Banks)	664,093
93,000	Cheung Kong (Holdings) Ltd. (Real Estate)	1,180,291
96,000	Cheung Kong Infrastructure Holdings Ltd. (Utilities)	341,338
90,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)*	252,170

183,000	China Mobile Ltd. (Telecommunication Services)	1,715,520
250,000	China Overseas Land & Investment Ltd. (Real Estate)	538,977
48,000	China Resources Enterprise Ltd. (Retailing)	160,761
250,000	China Resources Land Ltd. (Real Estate)	603,489
128,000	China Resources Power Holdings Co. Ltd. (Utilities)	265,170
386,910	China Unicom Hong Kong Ltd. (Telecommunication Services)	491,955
824,000	CNOOC Ltd. (Energy)	1,234,052
12,000	Esprit Holdings Ltd. (Retailing)	79,884
80,000	Hang Lung Properties Ltd. (Real Estate)	302,334
28,900	Hang Seng Bank Ltd. (Banks)	408,274
52,000	Henderson Land Development Co. Ltd. (Real Estate)	367,624
130,000	Hong Kong & China Gas Co. Ltd. (Utilities)	312,763
40,000	Hong Kong Electric Holdings Ltd. (Utilities)	213,915
26,000	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	457,668
49,000	Hutchison Whampoa Ltd. (Capital Goods)	343,925
66,162	Hysan Development Co. Ltd. (Real Estate)	195,404
34,500	Kerry Properties Ltd. (Real Estate)	192,363
132,000	Li & Fung Ltd. (Retailing)	548,982
78,000	Lifestyle International Holdings Ltd. (Retailing)	125,347
230,000	Minth Group Ltd. (Automobiles & Components)	238,848
107,000	MTR Corp. Ltd. (Transportation)	378,972
1,960,000	Peace Mark Holdings Ltd. (Consumer Durables & Apparel)*	—
129,000	Shanghai Industrial Holdings Ltd. (Capital Goods)	606,010
296,500	Shimao Property Holdings Ltd. (Real Estate)	550,774
99,000	Sun Hung Kai Properties Ltd. (Real Estate)	1,499,900
80,000	The Link Real Estate Investment Trust (REIT)	180,160
99,000	The Wharf (Holdings) Ltd. (Real Estate)	534,909

		15,596,695

India – 8.6%
5,878	Allahabad Bank (Banks)	14,807
3,248	Asian Paints Ltd. (Materials)	113,050
28,480	Crompton Greaves Ltd. (Capital Goods)	229,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
India – (continued)

17,388	Glenmark Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	$82,102
189,749	GVK Power & Infrastructure Ltd. (Utilities)*	176,348
15,691	HCL Technologies Ltd. (Software & Services)	100,751
11,956	HDFC Bank Ltd. (Banks)	407,168
65,977	Hindustan Construction Co. Ltd. (Capital Goods)	174,534
12,969	ICICI Bank Ltd. (Banks)	214,170
45,546	India Cements Ltd. (Materials)	105,875
36,626	Indiabulls Financial Services Ltd. (Diversified Financials)	130,232
77,083	Indiabulls Power Ltd. (Energy)*	64,421
59,651	Indiabulls Real Estate Ltd. (Real Estate)*	312,039
75,414	Indiabulls Securities Ltd. (Diversified Financials)	73,092
15,800	Infosys Technologies Ltd. (Software & Services)	733,760
37,912	ITC Ltd. (Food, Beverage & Tobacco)	204,135
44,092	Jaiprakash Associates Ltd. (Capital Goods)	194,171
14,336	JSW Steel Ltd. (Materials)	227,142
11,682	Lanco Infratech Ltd. (Capital Goods)*	119,822
6,629	LIC Housing Finance Ltd. (Banks)	103,889
9,118	Mahindra Holidays & Resorts India Ltd. (Consumer Services)*	66,893
14,304	Mphasis Ltd. (Software & Services)	203,780
5,827	Oil India Ltd. (Energy)*	139,034
10,951	Reliance Industries Ltd. (Energy)	443,053
6,987	Reliance Infrastructure Ltd. (Utilities)	154,612
23,945	Shree Renuka Sugars Ltd. (Food, Beverage & Tobacco)	94,149
16,156	Sterlite Industries (India) Ltd. (Materials)	260,918
4,387	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	127,661
13,516	Tata Steel Ltd. (Materials)	133,585
9,413	Ultratech Cement Ltd. (Materials)	151,558
103,730	Unitech Ltd. (Real Estate)	177,730
7,620	United Spirits Ltd. (Food, Beverage & Tobacco)	171,270
36,999	Yes Bank Ltd. (Banks)*	184,289

		6,089,040

Indonesia – 2.5%
1,488,000	PT Bank Danamon Indonesia Tbk (Banks)	694,161
606,500	PT Bumi Resources Tbk (Energy)	146,007

231,000	PT Indocement Tunggal Prakarsa Tbk (Materials)	263,032
434,500	PT Indosat Tbk (Telecommunication Services)	230,798
646,000	PT Perusahaan Gas Negara (Persero) Tbk (Utilities)	240,366
249,500	PT Telekomunikasi Indonesia Tbk (Telecommunication Services)	214,848

		1,789,212

Malaysia – 3.1%
58,000	CIMB Group Holdings Berhad (Banks)	210,420
151,700	Genting Berhad (Consumer Services)	318,894
394,500	Genting Malaysia Berhad (Consumer Services)	315,108
117,000	PPB Group Berhad (Food, Beverage & Tobacco)	516,682
86,000	Tanjong PLC (Utilities)	380,534
166,000	Tenaga Nasional Berhad (Utilities)	406,870

		2,148,508

Singapore – 5.2%
317,000	CapitaLand Ltd. (Real Estate)	919,263
90,500	DBS Group Holdings Ltd. (Banks)	828,760
66,000	Keppel Corp. Ltd. (Capital Goods)	379,308
281,000	Singapore Telecommunications Ltd. (Telecommunication Services)	582,719
44,000	United Overseas Bank Ltd. (Banks)	527,422
99,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	436,487

		3,673,959

South Korea – 18.1%
1,509	CJ CheilJedang Corp. (Food, Beverage & Tobacco)	255,183
3,641	Glovis Co. Ltd. (Transportation)	317,511
11,370	Hana Tour Service, Inc. (Consumer Services)	343,157
38,610	Hansol Paper Co. Ltd. (Materials)*	339,217
11,540	Hanwha Corp. (Materials)	368,761
42,096	Hynix Semiconductor, Inc. (Semiconductors & Semiconductor Equipment)*	624,980
16,980	Hyundai Development Co. (Capital Goods)	502,547
9,240	Hyundai Engineering & Construction Co. Ltd. (Capital Goods)	510,130
1,780	Hyundai Heavy Industries Co. Ltd. (Capital Goods)	243,812
9,725	Hyundai Steel Co. Ltd. (Materials)	617,792
11,870	KB Financial Group, Inc. (Banks)*	570,946
49,160	Kia Motors Corp. (Automobiles & Components)*	730,200
77,470	Korea Exchange Bank (Banks)	880,374

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)

13,910	Korean Air Lines Co. Ltd. (Transportation)*	$529,344
70,586	Korean Reinsurance Co. Ltd. (Insurance)	637,759
1,678	LG Chem Ltd. (Materials)	289,171
6,030	LG Display Co. Ltd. (Technology Hardware & Equipment)	144,295
3,240	LG Electronics, Inc. (Consumer Durables & Apparel)	301,192
36,080	LG Telecom Ltd. (Telecommunication Services)	270,320
1,470	Lotte Shopping Co. Ltd. (Retailing)	415,174
4,593	Mirae Asset Securities Co. Ltd. (Diversified Financials)	240,081
1,490	POSCO (Materials)	617,497
4,501	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,708,400
3,165	SK Energy Co. Ltd. (Energy)	290,700

		12,748,543

Taiwan – 17.0%
641,000	Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	505,199
450,000	Cathay Financial Holding Co. Ltd. (Insurance)*	771,690
417,405	China Steel Corp. (Materials)	370,589
890,519	Chinatrust Financial Holding Co. Ltd. (Banks)	534,911
253,881	Chunghwa Telecom Co. Ltd. (Telecommunication Services)	445,629
383,300	Far Eastern New Century Corp. (Capital Goods)	451,994
116,660	Formosa Plastics Corp. (Materials)	223,764
312,000	Fubon Financial Holding Co. Ltd. (Diversified Financials)*	346,205
369,280	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	1,446,406
47,064	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	658,707
690,000	Mega Financial Holding Co. Ltd. (Banks)	384,246
869,109	Micro-Star International Co. Ltd. (Technology Hardware & Equipment)	519,679
132,520	Nan Ya Printed Circuit Board Corp. (Technology Hardware & Equipment)	412,381
236,140	Novatek Microelectronics Corp. Ltd. (Semiconductors & Semiconductor Equipment)	532,749
43,521	Richtek Technology Corp. (Semiconductors & Semiconductor Equipment)	333,908

297,900	Synnex Technology International Corp. (Technology Hardware & Equipment)	563,618
336,000	Taiwan Cement Corp. (Materials)	344,718
179,000	Taiwan Fertilizer Co. Ltd. (Materials)	555,703
1,115,338	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,023,222
202,720	Tripod Technology Corp. (Technology Hardware & Equipment)	507,259

		11,932,577

Thailand – 1.4%
26,300	Advanced Info Service PCL NVDR (Telecommunication Services)	67,346
49,700	Advanced Info Service PCL (Registered) (Telecommunication Services)	127,265
42,500	Bangkok Bank PCL (Banks)	142,545
83,000	Kasikornbank PCL NVDR (Banks)	190,675
24,000	PTT PCL (Energy)	169,880
212,100	Thai Oil PCL (Energy)	257,652

		955,363

TOTAL COMMON STOCKS
(Cost $56,307,225)		$68,120,078

Notional		Maturity
Shares	Description	Date	Value

Equity Linked Notes – 1.0%

India – 1.0%
646	Citigroup Global Markets Holdings, Inc. (Referenced Obligation: LIC Housing Finance Ltd.) (Banks)*(a)	10/24/12	$10,124
12,467	JPMorgan Structured Products BV (Referenced Obligation: Axis Bank Ltd.) (Banks)*	09/10/14	237,324
12,720	JPMorgan Structured Products BV (Referenced Obligation: Hindustan Construction Co. Ltd.) (Capital Goods)*	06/30/14	33,649
52,485	JPMorgan Structured Products BV (Referenced Obligation: IndusInd Bank Ltd.) (Banks)*	08/12/14	128,899

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Notional		Maturity
Shares	Description	Date	Value

Equity Linked Notes – (continued)
India – (continued)

7,421	UBS AG (Referenced Obligation:
	Indiabulls Financial Services Ltd.) (Diversified Financials)*	05/07/10	$26,838
12,489	UBS AG (Referenced Obligation:
	Indiabulls Real Estate Ltd.) (Real Estate)*	05/21/12	65,331
11,001	UBS AG (Referenced Obligation:
	ING Vysya Bank Ltd.) (Banks)*	09/10/12	65,881
28,771	UBS AG (Referenced Obligation:
	Opto Circuits India Ltd.) (Health Care Equipment & Services)	09/10/12	119,920

TOTAL EQUITY LINKED NOTES
(Cost $612,908)			$687,966

Shares	Rate	Value

Short-term Investment – 1.5%

Investment Company(b) – 1.5%
JPMorgan U.S. Government Money Market Fund — Capital Shares
1,054,178	0.102%	$1,054,178
(Cost $1,054,178)

TOTAL INVESTMENTS – 99.3%
(Cost $57,974,311)		$69,862,222

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		512,324

NET ASSETS – 100.0%		$70,374,546

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $10,124, which represents approximately 0.0% of net assets as of October 31, 2009.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2009.

Investment Abbreviations:
NVDR	—	Non-Voting Depositary Receipt
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long	Date	Value	Loss

SGX CNX Nifty Index	28	November 2009	$262,976	$(8,864)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

Schedule of Investments
October 31, 2009

Shares	Description	Value

Common Stocks – 96.2%

Brazil – 30.2%
712,009	Banco Bradesco SA ADR Preference Shares (Banks)(a)	$14,026,577
589,467	BM&F BOVESPA SA (Diversified Financials)	3,797,940
49,700	Bradespar SA Preference Shares (Materials)	1,019,899
253,700	BRF — Brasil Foods SA (Food, Beverage & Tobacco)*	6,116,394
715,624	Brookfield Incorporacoes SA (Consumer Durables & Apparel)	2,713,651
417,612	Companhia Brasileira de Meios de Pagamento (Software & Services)	3,842,808
90,938	Companhia de Bebidas das Americas ADR Preference Shares (Food, Beverage & Tobacco)	8,191,695
212,300	Companhia Siderurgica Nacional SA ADR (Materials)(a)	7,039,868
270,800	Cyrela Brazil Realty SA (Consumer Durables & Apparel)	3,435,729
147,500	Diagnosticos da America SA (Health Care Equipment & Services)*	3,638,099
552,779	Duratex SA (Materials)	3,828,283
310	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA Preference B Shares (Utilities)	5,848
382,200	Gerdau SA Preference Shares (Materials)	5,760,337
1,103,726	Itau Unibanco Banco Holding SA ADR Preference Shares (Banks)(a)	21,125,316
231,158	Lojas Renner SA (Retailing)	4,094,079
221,977	Multiplan Empreendimentos Imobiliarios SA (Real Estate)	3,360,653
37,400	OGX Petroleo e Gas Participacoes SA ADR (Energy)*	6,058,800
545,500	Petroleo Brasileiro SA ADR Preference A Shares (Energy)	21,885,460
120,400	Tele Norte Leste Participacoes SA ADR Preference Shares (Telecommunication Services)	2,294,824
244,400	Tractebel Energia SA (Utilities)	2,982,856
1,140,824	Vale SA ADR (Materials) * (a)	29,079,604
207,910	Vivo Participacoes SA ADR (Telecommunication Services)(a)	5,041,818
263,035	Votorantim Celulose e Papel SA ADR (Materials)*(a)	3,614,101

		162,954,639

China – 24.3%
440,000	Anhui Conch Cement Co. Ltd. Class H (Materials)	2,846,950
2,619,000	Anta Sports Products Ltd. Class H (Consumer Durables & Apparel)	3,154,613
9,864,000	Bank of China Ltd. Class H (Banks)	5,722,020

19,888,000	China Construction Bank Corp. Class H (Banks)	17,146,075
3,736,000	China Life Insurance Co. Ltd. Class H (Insurance)	17,177,517
2,918,150	China Merchants Bank Co. Ltd. Class H (Banks)	7,465,625
6,848,000	China Petroleum & Chemical Corp. Class H (Energy)	5,807,596
4,122,000	China Railway Group Ltd. Class H (Capital Goods)*	3,245,071
4,072,000	China Shanshui Cement Group Ltd. Class H (Materials)	2,907,672
2,264,500	China Shenhua Energy Co. Ltd. Class H (Energy)	10,158,778
1,831,000	China Yurun Food Group Ltd. Class H (Food, Beverage & Tobacco)	3,763,255
2,129,000	Golden Eagle Retail Group Ltd. Class H (Retailing)	3,661,712
1,342,000	Huaneng Power International, Inc. Class H (Utilities)	856,633
20,188,000	Industrial & Commercial Bank of China Ltd. Class H (Banks)	16,061,874
956,000	Jiangxi Copper Co. Ltd. Class H (Materials)	2,166,052
3,972,000	Maanshan Iron & Steel Co. Ltd. Class H (Materials)*	2,391,094
5,262,000	PetroChina Co. Ltd. Class H (Energy)	6,331,665
4,686,500	Shui On Land Ltd. Class H (Real Estate)	2,840,670
1,134,000	Weichai Power Co. Ltd. Class H (Capital Goods)	7,402,585
4,870,000	Zijin Mining Group Co. Ltd. Class H (Materials)	4,713,858
955,260	ZTE Corp. Class H (Technology Hardware & Equipment)	5,293,298

		131,114,613

Hong Kong – 14.0%
7,651,000	Belle International Holdings Ltd. (Retailing)	7,724,643
1,914,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)*	5,362,822
1,581,500	China Mobile Ltd. (Telecommunication Services)	14,825,659
3,428,960	China Overseas Land & Investment Ltd. (Real Estate)	7,392,525
2,538,000	China Resources Land Ltd. (Real Estate)	6,126,625
1,264,000	China Resources Power Holdings Co. Ltd. (Utilities)	2,618,554
4,712,000	China Unicom Hong Kong Ltd. (Telecommunication Services)	5,991,292
8,658,000	CNOOC Ltd. (Energy)	12,966,534

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)

2,150,000	Huabao International Holdings Ltd. (Materials)	$2,050,789
1,392,000	Minth Group Ltd. (Automobiles & Components)	1,445,549
932,000	Shanghai Industrial Holdings Ltd. (Capital Goods)	4,378,301
2,613,000	Shimao Property Holdings Ltd. (Real Estate)	4,853,868

		75,737,161

India – 13.5%
81,069	Allahabad Bank (Banks)	204,217
44,656	Asian Paints Ltd. (Materials)	1,554,301
409,151	Crompton Greaves Ltd. (Capital Goods)	3,289,875
206,714	Glenmark Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	976,058
2,865,013	GVK Power & Infrastructure Ltd. (Utilities)*	2,662,664
194,415	HCL Technologies Ltd. (Software & Services)	1,248,327
131,937	HDFC Bank Ltd. (Banks)	4,493,191
936,650	Hindustan Construction Co. Ltd. (Capital Goods)	2,477,790
101,358	ICICI Bank Ltd. (Banks)	1,673,828
642,869	India Cements Ltd. (Materials)	1,494,397
588,589	Indiabulls Financial Services Ltd. (Diversified Financials)	2,092,864
873,242	Indiabulls Power Ltd. (Energy)*	729,793
872,531	Indiabulls Real Estate Ltd. (Real Estate)*	4,564,273
1,027,336	Indiabulls Securities Ltd. (Diversified Financials)	995,696
153,355	Infosys Technologies Ltd. (Software & Services)	7,121,883
375,872	ITC Ltd. (Food, Beverage & Tobacco)	2,023,864
509,078	Jaiprakash Associates Ltd. (Capital Goods)	2,241,865
180,611	JSW Steel Ltd. (Materials)	2,861,631
159,307	Lanco Infratech Ltd. (Capital Goods)*	1,634,013
101,200	LIC Housing Finance Ltd. (Banks)	1,585,990
96,674	Mahindra Holidays & Resorts India Ltd. (Consumer Services)*	709,231
205,151	Mphasis Ltd. (Software & Services)	2,922,655
72,960	Oil India Ltd. (Energy)*	1,740,849
88,844	Reliance Industries Ltd. (Energy)	3,594,431
82,944	Reliance Infrastructure Ltd. (Utilities)	1,835,434
269,076	Shree Renuka Sugars Ltd. (Food, Beverage & Tobacco)	1,057,975
186,652	Sterlite Industries (India) Ltd. (Materials)	3,014,417

52,724	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,534,259
159,985	Tata Steel Ltd. (Materials)	1,581,207
135,027	Ultratech Cement Ltd. (Materials)	2,174,061
1,314,194	Unitech Ltd. (Real Estate)	2,251,731
87,557	United Spirits Ltd. (Food, Beverage & Tobacco)	1,967,961
563,018	Yes Bank Ltd. (Banks)*	2,804,340

		73,115,071

Russia – 14.2%
431,537	Globaltrans Investment PLC GDR (Transportation)*(b)	3,797,526
1,099,646	OAO Gazprom ADR (Energy)	25,984,635
39,003	OAO Gazprom (London International Exchange) ADR (Energy)	935,372
7,248,713	OAO Kuzbassrazrezugol (Energy)*	1,848,422
1,357,665	OAO Raspadskaya (Materials)	5,287,965
1,022,219	OAO Rosneft Oil Co. GDR (Energy)	7,772,775
33,252	OJSC Comstar United Telesystems (Registered) GDR (Telecommunication Services)	171,646
249,200	OJSC Mechel ADR (Materials)	4,276,272
13,979,345	OJSC OGK-4 (Utilities)*	720,918
151,770	Petropavlovsk PLC (Materials)*	2,606,260
5,151,848	Sberbank RF (Banks)	11,258,774
486,143	Vimpel-Communications ADR (Telecommunication Services)*(a)	8,716,544
133,356	X 5 Retail Group NV GDR (Food & Staples Retailing)*	3,185,267

		76,562,376

TOTAL COMMON STOCKS
(Cost $403,964,640)		$519,483,860

Notional		Maturity
Shares	Description	Date	Value

Equity Linked Notes – 1.6%

India – 1.6%
8,805	Citigroup Global Markets Holdings, Inc. (Referenced Obligation: LIC Housing Finance Ltd.) (Banks)*(b)	10/24/12	$137,991
155,860	JPMorgan Structured Products BV (Referenced Obligation: Axis Bank Ltd.) (Banks)*	09/10/14	2,966,978

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

Schedule of Investments (continued)
October 31, 2009

Notional		Maturity
Shares	Description	Date	Value

Equity Linked Notes – (continued)
India – (continued)

171,455	JPMorgan Structured Products BV (Referenced Obligation: Hindustan Construction Co. Ltd.) (Capital Goods)*	06/30/14	$453,563
767,351	JPMorgan Structured Products BV (Referenced Obligation: IndusInd Bank Ltd.) (Banks)*	08/12/14	1,884,550
112,099	UBS AG (Referenced Obligation: Indiabulls Financial Services Ltd.) (Diversified Financials)*	05/07/10	405,409
72,354	UBS AG (Referenced Obligation: Indiabulls Real Estate Ltd.) (Real Estate)*	05/21/12	378,489
145,981	UBS AG (Referenced Obligation: ING Vysya Bank Ltd.) (Banks)*	09/10/12	874,232
426,025	UBS AG (Referenced Obligation: Opto Circuits India Ltd.) (Health Care Equipment & Services)	09/10/12	1,775,704

TOTAL EQUITY LINKED NOTES
(Cost $8,010,952)			$8,876,916

Shares	Rate	Value

Short-term Investment – 0.8%

Investment Company(c) – 0.8%
JPMorgan U.S. Government Money Market Fund — Capital Shares
4,227,230	0.102%	$4,227,230
(Cost $4,227,230)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $416,202,822)		$532,588,006

Securities Lending Reinvestment Vehicle(c)(d) – 12.0%

Boston Global Investment Trust — Enhanced Portfolio
64,680,070	0.177%	$64,615,390
(Cost $64,424,570)

TOTAL INVESTMENTS – 110.6%
(Cost $480,627,392)		$597,203,396

LIABILITIES IN EXCESS OF OTHER ASSETS – (10.6)%		(57,423,367)

NET ASSETS – 100.0%		$539,780,029

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $3,935,517, which represents approximately 0.7% of net assets as of October 31, 2009.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2009.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long	Date	Value	Loss

SGX CNX Nifty Index	461	November 2009	$4,329,712	$(142,099)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments
October 31, 2009

Shares	Description	Value

Common Stocks – 96.1%

Argentina – 0.3%
123,500	Telecom Argentina SA ADR (Telecommunication Services)*	$2,087,150

Brazil – 14.8%
375,181	Banco Bradesco SA ADR Preference Shares (Banks)(a)	7,391,066
217,254	BM&F BOVESPA SA (Diversified Financials)	1,399,769
138,000	BRF — Brasil Foods SA (Food, Beverage & Tobacco)*	3,327,010
410,866	Brookfield Incorporacoes SA (Consumer Durables & Apparel)	1,558,007
212,656	Companhia Brasileira de Meios de Pagamento (Software & Services)	1,956,831
48,256	Companhia de Bebidas das Americas ADR Preference Shares (Food, Beverage & Tobacco)	4,346,900
113,600	Companhia Siderurgica Nacional SA ADR (Materials)(a)	3,766,976
152,600	Cyrela Brazil Realty SA (Consumer Durables & Apparel)	1,936,086
84,900	Diagnosticos da America SA (Health Care Equipment & Services)*	2,094,065
318,389	Duratex SA (Materials)	2,205,010
195,400	Gerdau SA Preference Shares (Materials)	2,944,976
598,897	Itau Unibanco Banco Holding SA ADR Preference Shares (Banks)	11,462,888
137,000	Lojas Renner SA (Retailing)	2,426,431
128,538	Multiplan Empreendimentos Imobiliarios SA (Real Estate)	1,946,020
20,200	OGX Petroleo e Gas Participacoes SA ADR (Energy)*	3,272,400
495,420	Petroleo Brasileiro SA ADR Preference A Shares (Energy)	19,876,250
57,300	Tele Norte Leste Participacoes SA ADR Preference Shares (Telecommunication Services)	1,092,138
122,900	Tractebel Energia SA (Utilities)	1,499,972
329,956	Vale SA ADR (Materials)(a)	8,410,579
392,000	Vale SA Preference A Shares (Materials)	8,823,115
67,117	Vivo Participacoes SA ADR (Telecommunication Services)(a)	1,627,587
131,352	Votorantim Celulose e Papel SA ADR (Materials)*(a)	1,804,777

		95,168,853

China – 11.8%
362,000	Anhui Conch Cement Co. Ltd. Class H (Materials)	2,342,263
1,490,000	Anta Sports Products Ltd. Class H (Consumer Durables & Apparel)	1,794,720
4,808,000	Bank of China Ltd. Class H (Banks)	2,789,079

11,903,000	China Construction Bank Corp. Class H (Banks)	10,261,953
2,084,000	China Life Insurance Co. Ltd. Class H (Insurance)	9,581,891
1,796,250	China Merchants Bank Co. Ltd. Class H (Banks)	4,595,421
3,894,000	China Petroleum & Chemical Corp. Class H (Energy)	3,302,392
1,667,000	China Railway Group Ltd. Class H (Capital Goods)*	1,312,356
3,345,000	China Shanshui Cement Group Ltd. Class H (Materials)	2,388,547
1,329,000	China Shenhua Energy Co. Ltd. Class H (Energy)	5,962,029
919,000	China Yurun Food Group Ltd. Class H (Food, Beverage & Tobacco)	1,888,821
749,000	Golden Eagle Retail Group Ltd. Class H (Retailing)	1,288,221
2,880,000	Huaneng Power International, Inc. Class H (Utilities)	1,838,379
12,186,000	Industrial & Commercial Bank of China Ltd. Class H (Banks)	9,695,364
557,000	Jiangxi Copper Co. Ltd. Class H (Materials)	1,262,020
2,410,000	Maanshan Iron & Steel Co. Ltd. Class H (Materials)*	1,450,790
2,888,000	PetroChina Co. Ltd. Class H (Energy)	3,475,076
2,444,000	Shui On Land Ltd. Class H (Real Estate)	1,481,404
641,000	Weichai Power Co. Ltd. Class H (Capital Goods)	4,184,354
2,968,000	Zijin Mining Group Co. Ltd. Class H (Materials)	2,872,840
405,800	ZTE Corp. Class H (Technology Hardware & Equipment)	2,248,624

		76,016,544

Egypt – 0.6%
353,970	Commercial International Bank (Banks)	3,646,640

Hong Kong – 6.7%
4,310,000	Belle International Holdings Ltd. (Retailing)	4,351,485
1,377,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)*	3,858,206
1,040,500	China Mobile Ltd. (Telecommunication Services)	9,754,093
2,326,400	China Overseas Land & Investment Ltd. (Real Estate)	5,015,506
1,398,000	China Resources Land Ltd. (Real Estate)	3,374,713
2,496,000	China Unicom Hong Kong Ltd. (Telecommunication Services)	3,173,655

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)

4,792,000	CNOOC Ltd. (Energy)	$7,176,673
580,000	Minth Group Ltd. (Automobiles & Components)	602,312
590,000	Shanghai Industrial Holdings Ltd. (Capital Goods)	2,771,671
1,463,500	Shimao Property Holdings Ltd. (Real Estate)	2,718,575

		42,796,889

India – 6.9%
50,824	Allahabad Bank (Banks)	128,028
26,651	Asian Paints Ltd. (Materials)	927,617
241,343	Crompton Greaves Ltd. (Capital Goods)	1,940,576
136,182	Glenmark Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	643,021
1,764,147	GVK Power & Infrastructure Ltd. (Utilities)*	1,639,550
119,712	HCL Technologies Ltd. (Software & Services)	768,664
78,039	HDFC Bank Ltd. (Banks)	2,657,663
616,224	Hindustan Construction Co. Ltd. (Capital Goods)	1,630,143
59,700	ICICI Bank Ltd. (Banks)	985,887
386,357	India Cements Ltd. (Materials)	898,116
390,978	Indiabulls Financial Services Ltd. (Diversified Financials)	1,390,213
537,947	Indiabulls Power Ltd. (Energy)*	449,578
511,222	Indiabulls Real Estate Ltd. (Real Estate)*	2,674,239
659,228	Indiabulls Securities Ltd. (Diversified Financials)	638,925
91,600	Infosys Technologies Ltd. (Software & Services)	4,253,950
223,480	ITC Ltd. (Food, Beverage & Tobacco)	1,203,317
306,424	Jaiprakash Associates Ltd. (Capital Goods)	1,349,423
107,291	JSW Steel Ltd. (Materials)	1,699,937
94,388	Lanco Infratech Ltd. (Capital Goods)*	968,139
60,504	LIC Housing Finance Ltd. (Banks)	948,209
62,205	Mahindra Holidays & Resorts India Ltd. (Consumer Services)*	456,355
120,972	Mphasis Ltd. (Software & Services)	1,723,410
44,702	Oil India Ltd. (Energy)*	1,066,604
52,537	Reliance Industries Ltd. (Energy)	2,125,530
51,073	Reliance Infrastructure Ltd. (Utilities)	1,130,173
168,121	Shree Renuka Sugars Ltd. (Food, Beverage & Tobacco)	661,032
112,028	Sterlite Industries (India) Ltd. (Materials)	1,809,244

29,312	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	852,974
97,011	Tata Steel Ltd. (Materials)	958,805
79,579	Ultratech Cement Ltd. (Materials)	1,281,296
775,070	Unitech Ltd. (Real Estate)	1,328,000
58,375	United Spirits Ltd. (Food, Beverage & Tobacco)	1,312,056
333,950	Yes Bank Ltd. (Banks)*	1,663,374

		44,164,048

Indonesia – 0.5%
4,211,500	PT Bank Rakyat Indonesia (Persero) Tbk (Banks)	3,064,697

Israel – 1.9%
344,028	Israel Chemicals Ltd. (Materials)	4,018,399
166,189	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	8,389,221

		12,407,620

Kazakhstan – 0.7%
176,223	KazMunaiGas Exploration Production GDR (Energy)	4,156,670

Malaysia – 1.1%
4,696,000	Genting Malaysia Berhad (Consumer Services)	3,750,949
808,100	PPB Group Berhad (Food, Beverage & Tobacco)	3,568,636

		7,319,585

Mexico – 3.5%
113,900	America Movil SAB de CV Series L ADR (Telecommunication Services)(b)	5,026,407
329,334	Cemex SAB de CV ADR (Materials)*	3,418,487
2,584,729	Corp. Moctezuma SAB de CV (Materials)	5,481,201
65,567	Desarrolladora Homex SAB de CV ADR (Consumer Durables & Apparel)*(a)	2,331,563
329,600	Grupo Televisa SA ADR (Media)	6,381,056

		22,638,714

Poland – 1.0%
112,451	Powszechna Kasa Oszczednosci Bank Polski SA (Banks)*	1,332,432
449,804	Powszechna Kasa Oszczednosci Bank Polski SA (Banks)	5,329,726

		6,662,158

Qatar – 0.5%
75,805	Qatar National Bank SAQ (Banks)	3,191,897

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Russia – 7.9%
816,413	OAO Gazprom ADR (Energy)	$19,291,839
500,852	OAO Rosneft Oil Co. GDR (Energy)	3,808,392
59,781	OJSC Comstar United Telesystems (Registered) GDR (Telecommunication Services)	308,589
229,700	OJSC Mechel ADR (Materials)	3,941,652
37,170,320	OJSC OGK-4 (Utilities)*	1,916,882
193,081	Petropavlovsk PLC (Materials)*	3,315,670
3,286,428	Sberbank RF (Banks)	7,182,112
388,449	Vimpel-Communications ADR (Telecommunication Services)*	6,964,891
162,342	X 5 Retail Group NV GDR (Food & Staples Retailing)*	3,877,610

		50,607,637

South Africa – 9.0%
884,959	African Bank Investments Ltd. (Diversified Financials)	3,455,233
91,000	AngloGold Ashanti Ltd. ADR (Materials)	3,416,140
691,895	Aveng Ltd. (Capital Goods)	3,669,437
530,800	Barloworld Ltd. (Capital Goods)	3,309,487
182,375	Impala Platinum Holdings Ltd. (Materials)	4,012,888
598,640	JD Group Ltd. (Retailing)	3,336,058
739,700	MTN Group Ltd. (Telecommunication Services)	11,013,569
217,827	Naspers Ltd. N Shares (Media)	7,863,219
1,332,485	Sappi Ltd. (Materials)	4,923,870
163,964	Sasol Ltd. (Energy)	6,142,959
245,308	Standard Bank Group Ltd. (Banks)	3,061,685
650,650	Telkom South Africa Ltd. (Telecommunication Services)	3,645,456

		57,850,001

South Korea – 13.4%
8,905	CJ CheilJedang Corp. (Food, Beverage & Tobacco)	1,505,903
22,824	Glovis Co. Ltd. (Transportation)	1,990,354
73,700	Hana Tour Service, Inc. (Consumer Services)	2,224,332
268,060	Hansol Paper Co. Ltd. (Materials)*	2,355,100
78,370	Hanwha Corp. (Materials)	2,504,317
275,069	Hynix Semiconductor, Inc. (Semiconductors & Semiconductor Equipment)*	4,083,822
125,620	Hyundai Development Co. (Capital Goods)	3,717,897
59,170	Hyundai Engineering & Construction Co. Ltd. (Capital Goods)	3,266,710
11,340	Hyundai Heavy Industries Co. Ltd. (Capital Goods)	1,553,276
63,872	Hyundai Steel Co. Ltd (Materials)	4,057,540

67,033	KB Financial Group, Inc. (Banks)*	3,224,280
326,920	Kia Motors Corp. (Automobiles & Components)*	4,855,919
596,120	Korea Exchange Bank (Banks)	6,774,350
84,680	Korean Air Lines Co. Ltd. (Transportation)*	3,222,489
451,350	Korean Reinsurance Co. Ltd. (Insurance)	4,078,040
9,527	LG Chem Ltd. (Materials)	1,641,792
39,400	LG Display Co. Ltd. (Technology Hardware & Equipment)	942,822
19,050	LG Electronics, Inc. (Consumer Durables & Apparel)	1,770,997
254,220	LG Telecom Ltd. (Telecommunication Services)	1,904,676
9,510	Lotte Shopping Co. Ltd. (Retailing)	2,685,920
46,144	Mirae Asset Securities Co. Ltd. (Diversified Financials)	2,411,997
7,720	POSCO (Materials)	3,199,382
6,420	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	3,863,127
41,448	Samsung Electronics Co. Ltd. Preference Shares (Semiconductors & Semiconductor Equipment)	16,603,706
19,329	SK Energy Co. Ltd. (Energy)	1,775,338

		86,214,086

Taiwan – 11.9%
5,231,287	Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	4,122,995
3,518,000	Cathay Financial Holding Co. Ltd. (Insurance)*	6,032,903
2,867,568	China Steel Corp. (Materials)	2,545,945
6,034,444	Chinatrust Financial Holding Co. Ltd. (Banks)	3,624,728
1,286,484	Chunghwa Telecom Co. Ltd. (Telecommunication Services)	2,258,121
3,133,280	Far Eastern New Century Corp. (Capital Goods)	3,694,817
3,222,619	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	12,622,445
454,522	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	6,361,486
4,653,000	Mega Financial Holding Co. Ltd. (Banks)	2,591,156
7,048,241	Micro-Star International Co. Ltd. (Technology Hardware & Equipment)	4,214,453

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)

1,681,890	Novatek Microelectronics Corp. Ltd. (Semiconductors & Semiconductor Equipment)	$3,794,467
346,000	Taiwan Cement Corp. (Materials)	354,977
1,270,000	Taiwan Fertilizer Co. Ltd. (Materials)	3,942,695
8,740,883	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	15,855,949
1,622,060	Tripod Technology Corp. (Technology Hardware & Equipment)	4,058,826

		76,075,963

Thailand – 1.1%
2,609,300	Siam Commercial Bank PCL (Banks)	5,951,227
1,430,400	Thoresen Thai Agencies PCL (Transportation)	1,130,421

		7,081,648

Turkey – 2.5%
1,063,294	Turk Telekomunikasyon AS (Telecommunication Services)	3,227,422
765,716	Turkcell Iletisim Hizmet AS (Telecommunication Services)	5,066,255
1,056,559	Turkiye Is Bankasi Class C (Banks)	4,001,531
1,496,900	Turkiye Vakiflar Bankasi Tao Class D (Banks)*	3,630,099

		15,925,307

TOTAL COMMON STOCKS
(Cost $454,743,729)		$617,076,107

Exchange Traded Fund(a) – 0.4%

Other – 0.4%
67,181	iShares MSCI Emerging Markets Index Fund	$2,523,318
(Cost $2,628,652)

Notional		Maturity
Shares	Description	Date	Value

Equity Linked Notes – 1.3%

India – 0.9%
5,385	Citigroup Global Markets Holdings, Inc. (Referenced Obligation: LIC Housing Finance Ltd.) (Banks)*(c)	10/24/12	$84,393

92,163	JPMorgan Structured Products BV (Referenced Obligation:
	Axis Bank Ltd.) (Banks)*	09/10/14	1,754,431
67,707	JPMorgan Structured Products BV (Referenced Obligation: Hindustan Construction Co. Ltd.) (Capital Goods)*	06/30/14	179,110
469,701	JPMorgan Structured Products BV (Referenced Obligation: IndusInd Bank Ltd.) (Banks)*	08/12/14	1,153,547
62,169	UBS AG (Referenced Obligation: Indiabulls Financial Services Ltd.) (Diversified Financials)*	05/07/10	224,836
55,070	UBS AG (Referenced Obligation: Indiabulls Real Estate Ltd.) (Real Estate)*	05/21/12	288,075
93,456	UBS AG (Referenced Obligation: ING Vysya Bank Ltd.) (Banks)*	09/10/12	559,677
260,367	UBS AG (Referenced Obligation: Opto Circuits India Ltd.) (Health Care Equipment & Services)	09/10/12	1,085,230

			5,329,299

Kuwait – 0.2%
3,545,922	Deutsche Bank AG (Referenced Obligation: Global Investment House KSCC) (Diversified Financials)*	12/03/18	1,311,991

Taiwan – 0.2%
1,370,875	Citigroup Global Markets, Inc. (Referenced Obligation: Taiwan Cement Corp.) (Materials)*	01/17/14	1,425,710

TOTAL EQUITY LINKED NOTES
(Cost $12,195,087)			$8,067,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Rate	Value

Short-term Investment – 0.9%

Investment Company(d) – 0.9%
JPMorgan U.S. Government Money Market Fund — Capital Shares
5,850,247	0.102%	$5,850,247
(Cost $5,850,247)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $475,417,715)		$633,516,672

Securities Lending Reinvestment Vehicle(d)(e) – 4.4%

Boston Global Investment Trust — Enhanced Portfolio
28,157,685	0.177%	$28,129,528
(Cost $28,088,550)

TOTAL INVESTMENTS – 103.1%
(Cost $503,506,265)		$661,646,200

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.1)%		(19,720,735)

NET ASSETS – 100.0%		$641,925,465

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $84,393, which represents approximately 0.0% of net assets as of October 31, 2009.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2009.

(e)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long	Date	Value	Loss

SGX CNX Nifty Index	177	November 2009	$1,662,384	$(56,035)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Assets and Liabilities
October 31, 2009

	Asia Equity		Emerging Markets
	Fund	BRIC Fund	Equity Fund

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $57,974,311, $416,202,822 and $475,417,715, respectively)(a)	$69,862,222	$532,588,006	$633,516,672
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $0, $64,424,570 and $28,088,550, respectively)	—	64,615,390	28,129,528
Cash(b)	65,000	—	—
Foreign currencies, at value (identified cost $237,864, $5,499,039 and $3,524,529, respectively)	237,022	5,478,335	3,529,549
Receivables:
Investment securities sold, at value	634,761	3,236,683	6,033,112
Fund shares sold	322,133	3,362,306	1,611,127
Regulatory settlement proceeds	89,227	—	54,866
Reimbursement from investment adviser	73,156	—	—
Due from broker — variation margin, at value(c)	—	432,188	—
Foreign tax reclaims, at value	22,570	182,007	868,878
Dividends, at value	16,460	1,097,212	743,900
Securities lending income	—	4,452	1,958

Total assets	71,322,551	610,996,579	674,489,590

Liabilities:

Due to custodian	—	357,961	—
Payables:
Investment securities purchased, at value	625,209	3,486,245	2,198,327
Amounts owed to affiliates	85,643	982,265	844,995
Fund shares redeemed	58,978	1,550,382	996,763
Foreign capital gains taxes	26,413	—	91,045
Payable upon return of securities loaned	—	64,434,398	27,927,675
Due to broker — variation margin, at value	8,288	105,436	29,382
Accrued expenses	143,474	299,863	475,938

Total liabilities	948,005	71,216,550	32,564,125

Net Assets:

Paid-in capital	98,745,693	731,458,213	1,176,454,891
Accumulated undistributed net investment income (loss)	719,449	(274,432)	365,848
Accumulated net realized loss from investment, futures and foreign currency related transactions	(40,957,791)	(307,791,533)	(692,796,277)
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	11,867,195	116,387,781	157,901,003

NET ASSETS	$70,374,546	$539,780,029	$641,925,465

Net Assets:
Class A	$43,833,292	$367,897,090	$256,648,256
Class B	1,806,783	—	10,350,086
Class C	4,159,881	141,613,812	17,637,062
Institutional	20,574,590	30,269,127	347,016,611
Service	—	—	10,273,450

Total Net Assets	$70,374,546	$539,780,029	$641,925,465

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	2,848,479	28,046,108	19,201,442
Class B	122,454	—	834,343
Class C	284,222	11,073,884	1,411,475
Institutional	1,273,392	2,278,299	24,410,842
Service	—	—	788,493

Net asset value, offering and redemption price per share:(d)
Class A	$15.39	$13.12	$13.37
Class B	14.75	—	12.41
Class C	14.64	12.79	12.50
Institutional	16.16	13.29	14.22
Service	—	—	13.03

(a)	Includes loaned securities having a market value of $59,953,946 and $26,027,299 for the BRIC and Emerging Markets Equity Funds, respectively.
(b)	Represents restricted cash on deposit with counterparty relating to initial margin requirements and collateral on futures transactions for the Asia Equity Fund.
(c)	Includes cash on deposit with counterparty of $432,188 for the BRIC Fund relating to initial margin requirements.
(d)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Asia Equity, BRIC and Emerging Markets Equity Funds is $16.29, $13.88 and $14.15, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Operations
For the Fiscal Year Ended October 31, 2009

	Asia Equity		Emerging Markets
	Fund	BRIC Fund	Equity Fund

Investment income:

Dividends(a)	$1,467,007	$7,177,466	$18,625,356
Securities lending income — affiliated issuer	—	103,517	60,812
Interest	7,353	6,392	7,679

Total investment income	1,474,360	7,287,375	18,693,847

Expenses:

Management fees	574,781	4,396,844	6,698,153
Distribution and Service fees(b)	133,696	1,487,190	712,579
Transfer Agent fees(b)	84,112	606,488	560,097
Custody and accounting fees	271,160	387,678	910,300
Professional fees	102,992	112,674	135,183
Registration fees	52,873	47,030	81,297
Printing fees	34,106	57,639	75,776
Trustee fees	16,148	16,148	16,148
Service share fees — Service Plan	—	—	16,283
Service share fees — Shareholder Administration Plan	—	—	16,283
Other	52,305	242,008	157,774

Total expenses	1,322,173	7,353,699	9,379,873

Less — expense reductions	(435,260)	(101,615)	(154)

Net expenses	886,913	7,252,084	9,379,719

NET INVESTMENT INCOME	587,447	35,291	9,314,128

Realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	(29,898,482)	(169,044,984)	(458,867,558)
Securities lending reinvestment vehicle transactions — affiliated issuer	—	122,716	169,613
Futures transactions	29,981	1,575,898	679,145
Foreign currency related transactions	(251,354)	(577,593)	(4,206,477)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers (including the effects of an increase on the foreign capital gains tax liability of $6,850, $0 and $58,745, respectively)	53,256,894	359,772,732	668,711,873
Securities lending reinvestment vehicle — affiliated issuer	—	198,064	41,600
Futures	(8,864)	(807,097)	(56,035)
Translation of asset and liabilities denominated in foreign currencies	(3,084)	(52,945)	(168,365)

Net realized and unrealized gain from investment, futures and foreign currency related transactions	23,125,091	191,186,791	206,303,796

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,712,538	$191,222,082	$215,617,924

(a)	Foreign taxes withheld on dividends were $158,169, $248,924 and $1,269,175 for the Asia Equity, BRIC and Emerging Markets Equity Funds, respectively.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service
Asia Equity	$91,284	$13,076	$29,336	$69,377	$2,483	$5,572	$6,680	$—
BRIC	551,584	—	935,606	419,206	—	177,704	9,578	—
Emerging Markets Equity	511,233	79,488	121,858	388,540	15,097	23,145	130,710	2,605

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Changes in Net Assets

	Asia Equity Fund
	For the		For the Period	For the
	Fiscal Year Ended		September 1, 2008 to	Fiscal Year Ended
	October 31, 2009		October 31, 2008(a)	August 31, 2008

From operations:

Net investment income (loss)	$587,447		$154,307	$1,414,990
Net realized gain (loss) from investment, futures and foreign currency related transactions	(30,119,855)		(10,474,479)	11,096,846
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	53,244,946		(35,202,750)	(49,839,937)

Net increase (decrease) in net assets resulting from operations	23,712,538		(45,522,922)	(37,328,101)

Distributions to shareholders:

From net investment income
Class A Shares	(727,529)		—	(825,951)
Class B Shares	(2,472)		—	(12,363)
Class C Shares	(4,751)		—	(35,939)
Institutional Shares	(522,070)		—	(724,490)
Service Shares	—		—	—
From net realized gains
Class A Shares	(51,124)		—	(5,012,629)
Class B Shares	(1,881)		—	(160,722)
Class C Shares	(3,580)		—	(325,685)
Institutional Shares	(22,756)		—	(3,188,303)
Service Shares	—		—	—

Total distributions to shareholders	(1,336,163)		—-	(10,286,082)

From capital transactions:

Proceeds from sales of shares	9,066,652		424,251	50,377,014
Reinvestments of distributions	1,212,134		—	9,588,549
Cost of shares redeemed	(22,002,584	)(b)	(17,847,484)	(101,673,120	)(c)

Net increase (decrease) in net assets resulting from share transactions	(11,723,798)		(17,423,233)	(41,707,557)

Increase from regulatory settlements	386,771		—	275,931

Net increase (decrease) in net assets resulting from capital transactions	(11,337,027)		(17,423,233)	(41,431,626)

TOTAL INCREASE (DECREASE)	11,039,348		(62,946,155)	(89,045,809)

Net assets:

Beginning of period	59,335,198		122,281,353	211,327,162

End of period	$70,374,546		$59,335,198	$122,281,353

Accumulated undistributed (distributions in excess of) net investment income	$719,449		$1,256,941	$516,251

(a)	The Fund changed its fiscal year end from August 31 to October 31.
(b)	Net of $938, $64,798 and $51,928 of redemption fees remitted to the Asia Equity, BRIC and Emerging Markets Equity Funds, respectively.
(c)	Net of $12,108, $154,038 and $55,133 of redemption fees remitted to the Asia Equity, BRIC and Emerging Markets Equity Funds, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

BRIC Fund					Emerging Markets Equity Fund
For the		For the Period	For the		For the		For the Period	For the
Fiscal Year Ended		September 1, 2008 to	Fiscal Year Ended		Fiscal Year Ended		September 1, 2008 to	Fiscal Year Ended
October 31, 2009		October 31, 2008(a)	August 31, 2008		October 31, 2009		October 31, 2008(a)	August 31, 2008

$35,291		$582,533	$(2,089,995)		$9,314,128		$3,713,911	$15,751,398
(167,923,963)		(134,950,754)	19,159,707		(462,225,277)		(218,980,349)	217,496,127
359,110,754		(155,890,135)	(147,336,674)		668,529,073		(386,216,750)	(469,447,901)

191,222,082		(290,258,356)	(130,266,962)		215,617,924		(601,483,188)	(236,200,376)

—		—	(190,962)		(4,136,346)		—	(941,655)
—		—	—		(95,460)		—	—
—		—	—		(81,157)		—	—
—		—	(71,340)		(9,963,429)		—	(4,598,135)
—		—	—		(98,817)		—	(16,229)

—		—	(22,087,126)		(49,878,530)		—	(98,701,363)
—		—	—		(2,093,953)		—	(2,545,168)
—		—	(8,106,408)		(2,814,381)		—	(4,436,312)
—		—	(2,619,485)		(80,677,212)		—	(179,448,901)
—		—	—		(1,041,794)		—	(904,918)

—		—	(33,075,321)		(150,881,079)		—	(291,592,681)

223,888,073		22,920,803	659,374,088		202,840,329		53,500,378	565,333,235
—		—	26,747,382		133,524,230		—	242,631,734
(150,249,446	)(b)	(105,968,283)	(247,943,618	)(c)	(568,132,578	)(b)	(196,677,379)	(759,120,376	)(c)

73,638,627		(83,047,480)	438,177,852		(231,768,019)		(143,177,001)	48,844,593

—		—	—		18,397		—	—

73,638,627		(83,047,480)	438,177,852		(231,749,622)		(143,177,001)	48,844,593

264,860,709		(373,305,836)	274,835,569		(167,012,777)		(744,660,189)	(478,948,464)

274,919,320		648,225,156	373,389,587		808,938,242		1,553,598,431	2,032,546,895

$539,780,029		$274,919,320	$648,225,156		$641,925,465		$808,938,242	$1,553,598,431

$(274,432)		$45,695	$(1,030,497)		$365,848		$10,130,092	$6,989,885

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements
October 31, 2009

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non-diversified

Asia Equity	A, B, C and Institutional	Diversified

BRIC	A, C and Institutional	Non-diversified

Emerging Markets Equity	A, B, C, Institutional and Service	Diversified

Class A Shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B Shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Effective November 2, 2009, the Funds’ Class B Shares will no longer be available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of such sales charges it receives as Distributor.
Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs, serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust on behalf of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. FASB Financial Accounting Standards Codification — In July 2009, the Financial Accounting Standards Board (“FASB”) launched its “Financial Accounting Standards Codification” (the “Codification”) as the single source of GAAP. While the Codification does not change GAAP, it introduces a new structure to the accounting literature and changes references to accounting standards and other authoritative accounting guidance that have been reflected in the accompanying Notes to Financial Statements.

B. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures, these

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

securities might also be fair valued by GSAMI by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

C. Security and Fund Share Transactions, and Investment Income — Security and Fund Share transactions are reflected for financial reporting purposes as of the trade date which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense and are accrued daily.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Redemption Fees — All classes of the Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in capital and are allocated to each share class of a Fund on a pro-rata basis at the time of payment.

F. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
	Declared/Paid	Declared/Paid

All Funds	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Financial statements are adjusted for permanent book/tax differences to reflect the appropriate tax character, and are not adjusted for temporary differences.
GSAMI has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

G. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statement of Operations. The effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions, while the effect of changes in foreign currency exchange rates on fixed income securities held at period end is included with the net change in unrealized gain (loss) on investments on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

H. Equity Linked Notes — The Funds may invest in structured notes whose values are based on the price movements of a reference security or index. The value of these structured notes will rise and fall in response to changes in the reference security or index. On the maturity date of each structured note, the Funds will receive a payment from a counterparty based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss.
Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risks that the issuer of the structured notes may fail to perform its contractual obligations.

I. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAMI is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended October 31, 2009, contractual and effective net management fees with GSAMI were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

Asia Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	1.00%

BRIC	1.30	1.30	1.17	1.11	1.09	1.30	1.27	*

Emerging Markets Equity	1.20	1.20	1.08	1.03	1.01	1.20	1.20

*	GSAMI voluntarily agreed to waive a portion of its management fee in order to achieve the effective net management rate. The voluntary management fee waiver may be modified or terminated at any time at the option of GSAMI.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

3. AGREEMENTS (continued)

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services and account maintenance services at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C

Distribution Plan	0.25%	0.75%	0.75%

Service Plan	—	0.25	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

Goldman Sachs may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the fiscal year ended October 31, 2009, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Asia Equity	$4,500	$100	$100

BRIC	200,100	N/A	200

Emerging Markets Equity	24,000	200	—-*

*	Amount rounds to less than $100.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of the Emerging Markets Equity Fund, has adopted a Service Plan and a Shareholder Administration Plan for the Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Other Agreements — GSAMI has voluntarily agreed to limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expenses limitations

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

3. AGREEMENTS (continued)

for the Asia Equity, BRIC and Emerging Markets Equity Funds as an annual percentage rate of average daily net assets are 0.164%, 0.264% and 0.354%, respectively. These expense limitations may be modified or terminated at any time at the option of GSAMI. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction of the Funds’ expenses.
For the fiscal year ended October 31, 2009, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

	Management	Other Expense	Transfer		Total Expense
Fund	Fee Waiver	Reimbursement	Agent Fee Credit		Reductions

Asia Equity	$—	$435	$—	*	$435

BRIC	102	—	—	*	102

Emerging Markets Equity	—	—	—	*	—	*

*	Amount is less than $500.

As of October 31, 2009, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer	Over
Fund	Fees	Service Fees	Agent Fees	Reimbursement	Total

Asia Equity	$62	$15	$9	$—	$86

BRIC	585	201	84	112	982

Emerging Markets Equity	688	87	61	9	845

F. Line of Credit Facility — The Funds participate in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2009, the Funds did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

4. FAIR VALUE OF INVESTMENTS (continued)

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.
The following is a summary of the Funds’ investments categorized in the fair value hierarchy:

Asia Equity	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$67,346	$68,740,698	(a)	$—
Short-term Investments	1,054,178	—		—

Total	$1,121,524	$68,740,698		$—

Liabilities
Derivatives	$(8,864)	$—		$—

BRIC	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$158,403,127	$369,907,649	(a)	$—
Securities Lending Reinvestment Vehicle	—	64,615,390		—
Short-term Investments	4,277,230	—		—

Total	$162,680,357	$434,523,039		$—

Liabilities
Derivatives	$(142,099)	$—		$—

Emerging Markets Equity	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$127,627,693	$500,038,732	(a)	$—
Securities Lending Reinvestment Vehicle	—	28,129,528		—
Short-term Investments	5,850,247	—		—

Total	$133,477,940	$528,168,260		$—

Liabilities
Derivatives	$(56,035)	$—		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent service resulting in a Level 2 classification.

5. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

5. INVESTMENTS IN DERIVATIVES (continued)

adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
In November 2008, the Funds adopted FASB Accounting Standards Codification (“ASC”) 815 “Disclosures about Derivative Instruments and Hedging Activities”, which requires enhanced disclosures about the Funds’ derivatives and hedging activities. The following table sets forth the gross value of the Funds’ derivative contracts for trading activities by certain risk types as of October 31, 2009. The values in the table below exclude the effects of cash received or posted pursuant to derivative contracts, and therefore are not representative of the Funds’ net exposure.

		Statements of
		Assets and Liabilities		Derivative	Number of
Fund	Risk	Location		Liabilities	Contracts

Asia Equity	Equity	Unrealized loss on futures(a	)	$(8,864)	28
BRIC	Equity	Unrealized loss on futures(a	)	(142,099)	461
Emerging Markets Equity	Equity	Unrealized loss on futures(a	)	(56,035)	177

(a)	Includes cumulative appreciation (depreciation) of futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth by certain risk types the Funds’ gains (losses) related to derivative activities for the fiscal year ended October 31, 2009. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains or losses on derivative contracts may offset losses or gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” in the Statements of Operations:

				Net Change in
			Net Realized	Unrealized
Fund	Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)

Asia Equity	Equity	Net realized gain (loss) from futures transactions/ Net change in unrealized gain (loss) on futures	$29,981	$(8,864)
BRIC	Equity	Net realized gain (loss) from futures transactions/ Net change in unrealized gain (loss) on futures	1,575,898	(807,097)
Emerging Markets Equity	Equity	Net realized gain (loss) from futures transactions/ Net change in unrealized gain (loss) on futures	679,145	(56,035)

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2009, were as follows:

Fund	Purchases	Sale and Maturities

Asia Equity	$66,113,839	$79,503,883

BRIC	461,639,312	387,717,129

Emerging Markets Equity	986,551,821	1,358,648,920

For the fiscal year ended October 31, 2009, Goldman Sachs earned approximately $3,300, $400 and $27,300 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, executed on behalf of the Asia Equity, BRIC and Emerging Markets Equity Funds, respectively.

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by Goldman Sachs Asset Management, L.P. (“GSAM”), for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds’ investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended October 31, 2009, are reported under Investment Income on the Statements of

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

7. SECURITIES LENDING (continued)

Operations. The table below details securities lending activity with affiliates of Goldman Sachs as of, and for the fiscal year ended October 31, 2009:

	Earnings of GSAL	Amounts Received
	Relating to	by the Funds	Amount Payable to
	Securities	from Lending to	Goldman Sachs
	Loaned for the	Goldman Sachs for	Upon Return of
	Fiscal Year Ended	the Fiscal Year Ended	Securities Loaned as
Fund	October 31, 2009	October 31, 2009	of October 31, 2009

BRIC	$11,490	$42,142	$1,050,000

Emerging Markets Equity	6,764	3,596	1,665,000

The following table provides information about the Funds’ investment in the Enhanced Portfolio for the fiscal year ended October 31, 2009 (in thousands):

	Number of			Number of
	Shares Held			Shares Held	Value at
	Beginning of	Shares		End of	End of
Fund	Fiscal Year	Bought	Shares Sold	Fiscal Year	Fiscal Year

BRIC	20,482	290,947	(246,749)	64,680	$64,615

Emerging Markets Equity	1,115	337,410	(310,367)	28,158	28,130

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows:

			Emerging Markets
	Asia Equity	BRIC	Equity

Distributions paid from:
Ordinary income	$1,336,163	$—	$47,681,820
Net long-term capital gains	—	—	103,199,259

Total taxable distributions	$1,336,163	$—	$150,881,079

There were no distributions paid during the period ended October 31, 2008. The tax character of distributions paid during the fiscal year ended August 31, 2008 was as follows:

			Emerging Markets
	Asia Equity	BRIC	Equity

Distributions paid from:
Ordinary income	$9,427,802	$31,048,751	$213,475,586
Net long-term capital gains	858,280	2,026,570	78,117,095

Total taxable distributions	$10,286,082	$33,075,321	$291,592,681

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

8. TAX INFORMATION (continued)

As of October 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

			Emerging Markets
	Asia Equity	BRIC	Equity

Undistributed ordinary income — net	$772,677	$—	$446,937

Capital loss carryforward [1]
Expiring 2016	$(10,069,854)	$(125,638,213)	$(195,682,327)
Expiring 2017	(28,795,393)	(151,687,591)	(445,772,099)

Total capital loss carryforward	$(38,865,247)	$(277,325,804)	$(641,454,426)

Unrealized gains — net	9,721,423	85,647,620	106,478,063

Total accumulated losses — net	$(28,371,147)	$(191,678,184)	$(534,529,426)

[1]	Expiration occurs on October 31 of the year indicated.

As of October 31, 2009, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

			Emerging Markets
	Asia Equity	BRIC	Equity

Tax cost	$60,120,083	$511,367,553	$554,929,205

Gross unrealized gain	13,445,183	98,374,711	120,839,709
Gross unrealized loss	(3,703,044)	(12,538,868)	(14,122,714)

Net unrealized security gain	$9,742,139	$85,835,843	$106,716,995

Net unrealized loss on other investments	(20,716)	(188,223)	(238,932)

Net unrealized gain	$9,721,423	$85,647,620	$106,478,063

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, and differences related to the tax treatment of passive foreign investment company and partnership investments.
In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from net operating losses and the differing book/tax treatment of foreign currency transactions, passive foreign investment company investments, partnership investments, certain equity investments, regulatory settlement payments and foreign taxes on realized capital gains.

			Accumulated
			Undistributed
		Accumulated Net	Net Investment
Fund	Paid-in Capital	Realized Gain (Loss)	Income (Loss)

Asia Equity	$(386,771)	$254,888	$131,883

BRIC	(219,904)	575,322	(355,418)

Emerging Markets Equity	(18,397)	4,721,560	(4,703,163)

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

9. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories (each a “Foreign Custodian”) appointed by the Fund’s custodian. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Funds’ Shareholder Concentration Risk — Certain Goldman Sachs Fund of Funds Portfolios may invest a significant percentage of their assets in the Funds. In the event the Fund of Funds Portfolios experience significant redemptions and/or reallocations, the Funds may be exposed to liquidity risk. In particular, the Funds may encounter difficulty meeting redemptions if unusual market conditions create an unfavorable environment in which the Funds are forced to liquidate their securities. As of October 31, 2009, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Growth and Income	Growth Strategy	Satellite Strategies
Fund	Strategy Portfolio	Portfolio	Portfolio

Emerging Markets Equity	8%	7%	8%

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Portfolio Concentration Risk — The BRIC Fund invests in concentrated portfolios of equity investments in emerging markets such as the BRIC countries (Brazil, Russia, India and China), South Korea, South Africa and Taiwan. The Fund may also contain issuers that participate in emerging markets either by maintaining a significant amount of their assets in those markets or by deriving a significant amount of their total revenue or profit from goods produced, sales made, or services provided in emerging markets. The Fund also intends to invest in a relatively small number of issuers. As a result, it may be subject to greater risks than a fund that invests in a greater number of issuers.
The Asia Equity Fund invests primarily in equity investments in Asian issuers. Concentration of the investments of the Asia Equity Fund in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in a given country or region.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

Regulatory Settlements — As of October 31, 2009, the Asia Equity and Emerging Markets Equity Funds were entitled to receive payments of $662,702 and $18,397, respectively, relating to certain regulatory settlements that the Funds had participated in during the fiscal years ended August 31, 2008 and October 31, 2009. These payments have been included as an increase to Capital Transactions on the Statements of Changes in Net Assets.

New Accounting Pronouncement — In May 2009, the FASB issued FASB ASC 855 “Subsequent Events”. This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). ASC 855 is effective for interim and annual financial statements issued for fiscal years ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAMI has concluded that subsequent events after the balance sheet date have been evaluated through December 22, 2009, the date that the financial statements were issued.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Asia Equity Fund

			For the Period
	For the Fiscal Year Ended		September 1, 2008 to		For the Fiscal Year Ended
	October 31, 2009		October 31, 2008(a)		August 31, 2008

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	416,682	$5,255,749	17,734	$217,176	808,229	$18,223,786
Reinvestments of distributions	72,848	719,740	—	—	224,417	5,475,770
Shares converted from Class B(b)	5,340	59,097	360	5,189	9,376	208,972
Shares redeemed	(1,312,103)	(14,119,356)	(753,816)	(9,160,292)	(2,435,477)	(51,782,525)

	(817,233)	(8,084,770)	(735,722)	(8,937,927)	(1,393,455)	(27,873,997)

Class B Shares
Shares sold	33,692	446,762	2,193	23,997	98,974	2,217,048
Reinvestments of distributions	390	3,717	—	—	6,280	146,217
Shares converted to Class A(b)	(5,545)	(59,097)	(380)	(5,189)	(9,842)	(208,972)
Shares redeemed	(33,233)	(333,968)	(26,683)	(304,903)	(100,322)	(2,018,229)

	(4,696)	57,414	(24,870)	(286,095)	(4,910)	136,064

Class C Shares
Shares sold	126,907	1,480,232	10,358	133,340	154,471	3,390,687
Reinvestments of distributions	649	6,143	—	—	11,570	267,389
Shares redeemed	(79,480)	(860,848)	(43,522)	(540,794)	(197,314)	(3,859,219)

	48,076	625,527	(33,164)	(407,454)	(31,273)	(201,143)

Institutional Shares
Shares sold	148,716	1,883,909	3,275	49,738	1,155,715	26,545,493
Reinvestments of distributions	46,667	482,534	—	—	143,769	3,699,173
Shares redeemed	(678,483)	(6,688,412)	(564,299)	(7,841,495)	(2,134,628)	(44,013,147)

	(483,100)	(4,321,969)	(561,024)	(7,791,757)	(835,144)	(13,768,481)

NET DECREASE	(1,256,953)	$(11,723,798)	(1,354,780)	$(17,423,233)	(2,264,782)	$(41,707,557)

(a)	The Fund changed its fiscal year end from August 31 to October 31.
(b)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	BRIC Fund

			For the Period
	For the Fiscal Year Ended		September 1, 2008 to		For the Fiscal Year Ended
	October 31, 2009		October 31, 2008(a)		August 31, 2008

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	14,302,238	$152,330,041	1,388,960	$13,370,484	24,263,092	$443,423,008
Reinvestments of distributions	—	—	—	—	1,009,734	19,296,018
Shares redeemed	(10,481,827)	(89,656,685)	(7,552,768)	(72,935,523)	(10,241,413)	(173,471,242)

	3,820,411	62,673,356	(6,163,808)	(59,565,039)	15,031,413	289,247,784

Class C Shares
Shares sold	3,481,812	35,999,753	396,454	3,499,375	8,926,655	161,948,043
Reinvestments of distributions	—	—	—	—	261,374	4,939,961
Shares redeemed	(3,124,412)	(25,649,684)	(1,825,726)	(16,768,450)	(2,685,368)	(45,078,993)

	357,400	10,350,069	(1,429,272)	(13,269,075)	6,502,661	121,809,011

Institutional Shares
Shares sold	3,320,294	35,558,279	679,043	6,050,944	2,911,579	54,003,037
Reinvestments of distributions	—	—	—	—	130,734	2,511,403
Shares redeemed	(3,463,160)	(34,943,077)	(1,522,954)	(16,264,310)	(1,738,024)	(29,393,383)

	(142,866)	615,202	(843,911)	(10,213,366)	1,304,289	27,121,057

NET INCREASE (DECREASE)	4,034,945	$73,638,627	(8,436,991)	$(83,047,480)	22,838,363	$438,177,852

(a)	The Fund changed its fiscal year end from August 31 to October 31.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows (continued):

	Emerging Markets Equity Fund

			For the Period
	For the Fiscal Year Ended		September 1, 2008 to		For the Fiscal Year Ended
	October 31, 2009		October 31, 2008(a)		August 31, 2008

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,485,767	$88,444,282	2,138,063	$30,361,530	9,447,161	$238,956,702
Reinvestments of distributions	6,306,463	51,397,671	—	—	3,532,126	95,402,710
Shares converted from Class B(b)	27,244	308,857	1,995	34,251	20,162	527,508
Shares redeemed	(17,601,017)	(174,094,753)	(6,117,840)	(90,938,649)	(12,139,261)	(298,595,216)

	(2,781,543)	(33,943,943)	(3,977,782)	(60,542,868)	860,188	36,291,704

Class B Shares
Shares sold	206,939	2,196,261	7,321	95,244	239,918	6,022,781
Reinvestments of distributions	254,619	1,940,196	—	—	86,768	2,227,342
Shares converted to Class A(b)	(29,263)	(308,857)	(2,110)	(34,251)	(21,183)	(527,508)
Shares redeemed	(298,734)	(2,699,811)	(75,759)	(1,067,247)	(181,393)	(4,362,069)

	133,561	1,127,789	(70,548)	(1,006,254)	124,110	3,360,546

Class C Shares
Shares sold	580,713	5,819,345	16,787	233,461	429,201	10,820,456
Reinvestments of distributions	269,356	2,065,957	—	—	115,328	2,962,795
Shares redeemed	(465,745)	(4,377,973)	(176,491)	(2,505,471)	(464,013)	(10,808,769)

	384,324	3,507,329	(159,704)	(2,272,010)	80,516	2,974,482

Institutional Shares
Shares sold	8,988,116	100,708,806	1,452,447	22,354,995	11,358,840	300,364,568
Reinvestments of distributions	8,910,760	76,988,967	—	—	4,980,009	141,133,452
Shares redeemed	(34,961,678)	(384,472,822)	(6,550,242)	(100,840,659)	(16,792,331)	(441,557,248)

	(17,062,802)	(206,775,049)	(5,097,795)	(78,485,664)	(453,482)	(59,228)

Service Shares
Shares sold	560,188	5,671,635	31,930	455,148	365,006	9,168,728
Reinvestments of distributions	142,319	1,131,439	—	—	33,950	905,435
Shares redeemed	(227,668)	(2,487,219)	(94,732)	(1,325,353)	(162,395)	(3,797,074)

	474,839	4,315,855	(62,802)	(870,205)	236,561	6,277,089

NET INCREASE (DECREASE)	(18,851,621)	$(231,768,019)	(9,368,631)	$(143,177,001)	847,893	$48,844,593

(a)	The Fund changed its fiscal year end from August 31 to October 31.
(b)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEAR ENDED OCTOBER 31,

2009 - A	$10.11	$0.12	$5.32	$5.44	$(0.22)	$(0.02)	$(0.24)
2009 - B	9.58	0.02	5.11	5.13	(0.02)	(0.02)	(0.04)
2009 - C	9.51	0.02	5.07	5.09	(0.02)	(0.02)	(0.04)
2009 - Institutional	10.70	0.17	5.59	5.76	(0.36)	(0.02)	(0.38)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	16.87	0.02	(6.78)	(6.76)	—	—	—
2008 - B	16.00	— (d)	(6.42)	(6.42)	—	—	—
2008 - C	15.88	— (d)	(6.37)	(6.37)	—	—	—
2008 - Institutional	17.84	0.03	(7.17)	(7.14)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	22.13	0.14	(4.35)	(4.21)	(0.15)	(0.93)	(1.08)
2008 - B	21.13	(0.02)	(4.14)	(4.16)	(0.07)	(0.93)	(1.00)
2008 - C	21.01	(0.04)	(4.09)	(4.13)	(0.10)	(0.93)	(1.03)
2008 - Institutional	23.31	0.22	(4.58)	(4.36)	(0.21)	(0.93)	(1.14)

2007 - A	15.60	0.08	6.53	6.61	(0.08)	—	(0.08)
2007 - B	14.94	(0.07)	6.26	6.19	—	—	—
2007 - C	14.85	(0.06)	6.22	6.16	—	—	—
2007 - Institutional	16.42	0.17	6.86	7.03	(0.14)	—	(0.14)

2006 - A	13.38	0.10	2.28	2.38	(0.16)	—	(0.16)
2006 - B	12.85	(0.05)	2.22	2.17	(0.08)	—	(0.08)
2006 - C	12.79	(0.01)	2.17	2.16	(0.10)	—	(0.10)
2006 - Institutional	14.05	0.15	2.40	2.55	(0.18)	—	(0.18)

2005 - A	10.47	0.16	2.82	2.98	(0.07)	—	(0.07)
2005 - B	10.08	0.04	2.74	2.78	(0.01)	—	(0.01)
2005 - C	10.03	0.06	2.71	2.77	(0.01)	—	(0.01)
2005 - Institutional	11.00	0.23	2.95	3.18	(0.13)	—	(0.13)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Total return reflects the impact of payments for regulatory settlements entitled to be received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class B	Class C	Institutional

For the Fiscal Year Ended October 31, 2009	55.33%	54.06%	54.16%	55.93%
For the Fiscal Year Ended August 31, 2008	(20.59)	(21.23)	(21.21)	(20.27)

(d)	Amount is less than $0.005 per share.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

								Ratios assuming no
								expense reductions
							Ratio of			Ratio of
Increase				Net assets,	Ratio of		net investment	Ratio of		net investment
from	Net asset			end of	net expenses		income (loss)	total expenses		income (loss)		Portfolio
regulatory	value, end	Total		period	to average		to average	to average		to average		turnover
settlements	of period	return(b)		(in 000s)	net assets		net assets	net assets		net assets		rate

$0.08	$15.39	55.89	%(c)	$43,833	1.60%		0.97%	2.36%		0.21%		117%
0.08	14.75	54.55	(c)	1,807	2.35		0.19	3.11		(0.57)		117
0.08	14.64	54.64	(c)	4,160	2.35		0.20	3.11		(0.56)		117
0.08	16.16	56.48	(c)	20,575	1.20		1.35	1.96		0.59		117

—	10.11	(40.07)		37,075	1.60	(e)	0.97 (e)	2.44	(e)	0.13	(e)	7
—	9.58	(40.13)		1,218	2.35	(e)	0.23 (e)	3.19	(e)	(0.61	)(e)	7
—	9.51	(40.11)		2,245	2.35	(e)	0.21 (e)	3.19	(e)	(0.63	)(e)	7
—	10.70	(40.02)		18,798	1.20	(e)	1.45 (e)	2.04	(e)	0.61	(e)	7

0.03	16.87	(20.36	)(c)	74,240	1.60		0.63	1.77		0.46		47
0.03	16.00	(21.00	)(c)	2,432	2.35		(0.10)	2.52		(0.27)		47
0.03	15.88	(20.98	)(c)	4,276	2.35		(0.18)	2.52		(0.35)		47
0.03	17.84	(20.04	)(c)	41,334	1.20		0.95	1.37		0.78		47

—	22.13	42.55		128,224	1.61		0.42	1.81		0.22		131
—	21.13	41.50		3,315	2.36		(0.38)	2.56		(0.58)		131
—	21.01	41.48		6,314	2.36		(0.32)	2.56		(0.52)		131
—	23.31	43.12		73,474	1.21		0.88	1.41		0.68		131

—	15.60	17.77		93,917	1.60		0.63	1.87		0.36		162
—	14.94	16.93		3,430	2.35		(0.36)	2.62		(0.63)		162
—	14.85	16.94		3,790	2.35		(0.06)	2.62		(0.33)		162
—	16.42	18.29		42,674	1.20		0.97	1.47		0.70		162

—	13.38	28.64		59,572	1.60		1.25	1.99		0.86		66
—	12.85	27.63		5,124	2.35		0.38	2.74		(0.01)		66
—	12.79	27.60		2,090	2.35		0.48	2.74		0.09		66
—	14.05	29.06		33,833	1.20		1.74	1.59		1.35		66

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEAR ENDED OCTOBER 31,

2009 - A	$7.39	$0.02	$5.71	$5.73	$—	$—	$—
2009 - C	7.26	(0.05)	5.58	5.53	—	—	—
2009 - Institutional	7.46	0.05	5.78	5.83	—	—	—

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	14.21	0.02	(6.84)	(6.82)	—	—	—
2008 - C	13.97	— (c)	(6.71)	(6.71)	—	—	—
2008 - Institutional	14.32	0.03	(6.89)	(6.86)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	16.29	(0.03)	(1.11)	(1.14)	(0.01)	(0.93)	(0.94)
2008 - C	16.14	(0.15)	(1.09)	(1.24)	—	(0.93)	(0.93)
2008 - Institutional	16.37	0.04	(1.13)	(1.09)	(0.03)	(0.93)	(0.96)

2007 - A	10.45	(0.07)	5.93	5.86	—	(0.02)	(0.02)
2007 - C	10.43	(0.18)	5.91	5.73	—	(0.02)	(0.02)
2007 - Institutional	10.46	(0.01)	5.94	5.93	—	(0.02)	(0.02)

FOR THE PERIOD ENDED AUGUST 31,

2006 - A (Commenced June 30, 2006)	10.00	(0.03)	0.48	0.45	—	—	—
2006 - C (Commenced June 30, 2006)	10.00	(0.04)	0.47	0.43	—	—	—
2006 - Institutional (Commenced June 30, 2006)	10.00	(0.01)	0.47	0.46	—	—	—

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$13.12	77.54%	$367,897	1.97%		0.19%		2.00%		0.16%		117%
12.79	76.17	141,614	2.72		(0.54)		2.75		(0.57)		117
13.29	78.15	30,269	1.57		0.46		1.60		0.43		117

7.39	(47.99)	179,052	1.97	(d)	1.03	(d)	2.10	(d)	0.90	(d)	14
7.26	(48.03)	77,810	2.72	(d)	0.23	(d)	2.85	(d)	0.10	(d)	14
7.46	(47.91)	18,058	1.57	(d)	1.70	(d)	1.70	(d)	1.57	(d)	14

14.21	(8.49)	431,746	1.90		(0.14)		1.93		(0.17)		72
13.97	(9.18)	169,711	2.65		(0.88)		2.68		(0.91)		72
14.32	(8.17)	46,769	1.50		0.21		1.53		0.18		72

16.29	55.99	250,209	1.98		(0.52)		2.08		(0.62)		56
16.14	54.85	91,085	2.73		(1.26)		2.83		(1.36)		56
16.37	56.75	32,095	1.58		(0.09)		1.86		(0.37)		56

10.45	4.60	5,762	1.97	(d)	(1.48	)(d)	7.54	(d)	(7.05	)(d)	8
10.43	4.40	1,890	2.72	(d)	(2.19	)(d)	8.60	(d)	(8.06	)(d)	8
10.46	4.60	10,832	1.57	(d)	(0.41	)(d)	7.16	(d)	(5.99	)(d)	8

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEAR ENDED OCTOBER 31,

2009 - A	$11.97	$0.15	$4.64	$4.79	$(0.26)	$(3.13)	$(3.39)
2009 - B	11.30	0.07	4.31	4.38	(0.14)	(3.13)	(3.27)
2009 - C	11.31	0.07	4.34	4.41	(0.09)	(3.13)	(3.22)
2009 - Institutional	12.60	0.21	4.93	5.14	(0.39)	(3.13)	(3.52)
2009 - Service	11.80	0.15	4.51	4.66	(0.30)	(3.13)	(3.43)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	20.13	0.05	(8.21)	(8.16)	—	—	—
2008 - B	19.03	0.02	(7.75)	(7.73)	—	—	—
2008 - C	19.04	0.02	(7.75)	(7.73)	—	—	—
2008 - Institutional	21.18	0.06	(8.64)	(8.58)	—	—	—
2008 - Service	19.85	0.04	(8.09)	(8.05)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	26.74	0.14	(2.87)	(2.73)	(0.04)	(3.84)	(3.88)
2008 - B	25.61	(0.03)	(2.71)	(2.74)	—	(3.84)	(3.84)
2008 - C	25.62	(0.04)	(2.70)	(2.74)	—	(3.84)	(3.84)
2008 - Institutional	27.91	0.25	(3.04)	(2.79)	(0.10)	(3.84)	(3.94)
2008 - Service	26.48	0.16	(2.88)	(2.72)	(0.07)	(3.84)	(3.91)

2007 - A	19.91	0.07	6.98	7.05	(0.08)	(0.14)	(0.22)
2007 - B	19.14	(0.11)	6.72	6.61	—	(0.14)	(0.14)
2007 - C	19.16	(0.12)	6.72	6.60	—	(0.14)	(0.14)
2007 - Institutional	20.75	0.18	7.27	7.45	(0.15)	(0.14)	(0.29)
2007 - Service	19.66	0.09	6.87	6.96	—	(0.14)	(0.14)

2006 - A	15.76	0.16	4.12	4.28	(0.03)	(0.10)	(0.13)
2006 - B	15.24	(0.02)	4.02	4.00	—	(0.10)	(0.10)
2006 - C	15.26	0.03	3.97	4.00	—	(0.10)	(0.10)
2006 - Institutional	16.39	0.24	4.29	4.53	(0.07)	(0.10)	(0.17)
2006 - Service	15.56	0.04	4.16	4.20	—	(0.10)	(0.10)

2005 - A	10.49	0.09	5.19	5.28	(0.01)	—	(0.01)
2005 - B	10.19	(0.01)	5.06	5.05	—	—	—
2005 - C	10.22	— (d)	5.04	5.04	—	—	—
2005 - Institutional	10.92	0.14	5.41	5.55	(0.08)	—	(0.08)
2005 - Service	10.38	0.08	5.13	5.21	(0.03)	—	(0.03)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

						Ratios assuming no
						expense reductions
					Ratio of			Ratio of
		Net assets,	Ratio of		net investment	Ratio of		net investment
Net asset		end of	net expenses		income (loss)	total expenses		income (loss)	Portfolio
value, end	Total	period	to average		to average	to average		to average	turnover
of period	return(b)	(in 000s)	net assets		net assets	net assets		net assets	rate

$13.37	58.12%	$256,648	1.89%		1.43%	1.89%		1.43%	179%
12.41	56.96	10,350	2.64		0.73	2.64		0.73	179
12.50	57.03	17,637	2.64		0.70	2.64		0.70	179
14.22	58.76	347,017	1.49		1.88	1.49		1.88	179
13.03	57.99	10,273	1.99		1.38	1.99		1.38	179

11.97	(40.54)	263,099	1.86	(c)	1.81 (c)	1.90	(c)	1.77 (c)	20
11.30	(40.62)	7,919	2.61	(c)	1.01 (c)	2.65	(c)	0.97 (c)	20
11.31	(40.65)	11,612	2.61	(c)	1.04 (c)	2.65	(c)	1.00 (c)	20
12.60	(40.51)	522,606	1.46	(c)	2.19 (c)	1.50	(c)	2.15 (c)	20
11.80	(40.55)	3,701	1.96	(c)	1.77 (c)	2.00	(c)	1.73 (c)	20

20.13	(13.92)	522,595	1.84		0.55	1.84		0.55	91
19.03	(14.55)	14,677	2.59		(0.16)	2.59		(0.16)	91
19.04	(14.58)	22,596	2.59		(0.19)	2.59		(0.19)	91
21.18	(13.57)	986,258	1.44		0.95	1.44		0.95	91
19.85	(14.03)	7,472	1.94		0.63	1.94		0.63	91

26.74	35.67	671,311	1.79		0.28	1.79		0.28	97
25.61	34.68	16,574	2.54		(0.50)	2.54		(0.50)	97
25.62	34.64	28,345	2.54		(0.55)	2.54		(0.55)	97
27.91	36.21	1,312,613	1.39		0.73	1.39		0.73	97
26.48	35.54	3,704	1.89		0.38	1.89		0.38	97

19.91	27.17	400,757	1.81		0.82	1.81		0.82	101
19.14	26.24	12,516	2.56		(0.11)	2.56		(0.11)	101
19.16	26.28	21,024	2.56		0.18	2.56		0.18	101
20.75	27.74	498,643	1.41		1.18	1.41		1.18	101
19.66	27.07	704	1.89		0.22	1.89		0.22	101

15.76	50.51	87,292	1.99		0.63	2.06		0.56	91
15.24	49.51	6,080	2.74		(0.11)	2.81		(0.18)	91
15.26	49.32	2,835	2.74		0.02	2.81		(0.05)	91
16.39	51.00	89,841	1.59		1.01	1.66		0.94	91
15.56	50.25	1,655	2.09		0.58	2.16		0.51	91

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Fundamental Emerging Markets Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Asia Equity Fund, Goldman Sachs BRIC Fund and Goldman Sachs Emerging Markets Equity Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at October 31, 2009, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 22, 2009

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2009 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 through October 31, 2009.

Actual Expenses  — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Asia Equity Fund				BRIC Fund				Emerging Markets Equity Fund
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended
Share Class	5/01/09	10/31/09		10/31/09*	5/01/09	10/31/09		10/31/09*	5/01/09	10/31/09		10/31/09*
Class A
Actual	$1,000	$1,333.60		$9.41	$1,000	$1,506.30		$12.38	$1,000	$1,398.50		$11.43
Hypothetical 5% return	1,000	1,017.14	+	8.13	1,000	1,015.32	+	9.96	1,000	1,015.68	+	9.60

Class B
Actual	1,000	1,328.80		13.79	N/A	N/A		N/A	1,000	1,394.40		15.87
Hypothetical 5% return	1,000	1,013.36	+	11.93	N/A	N/A		N/A	1,000	1,011.95	+	13.34

Class C
Actual	1,000	1,328.20		13.79	1,000	1,501.20		17.15	1,000	1,393.50		15.75
Hypothetical 5% return	1,000	1,013.36	+	11.93	1,000	1,011.49	+	13.79	1,000	1,012.05	+	13.24

Institutional
Actual	1,000	1,336.60		7.07	1,000	1,508.50		9.86	1,000	1,401.00		9.02
Hypothetical 5% return	1,000	1,019.16	+	6.11	1,000	1,017.34	+	7.93	1,000	1,017.69	+	7.58

Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,398.10		11.67
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,015.48	+	9.80

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Asia Equity	1.60%	2.35%	2.35%	1.20%	N/A
BRIC	1.97	N/A	2.72	1.57	N/A
Emerging Markets Equity	1.89	2.64	2.64	1.49	1.99%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Asia Equity, Goldman Sachs BRIC and Goldman Sachs Emerging Markets Equity Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) on behalf of the Funds.
The Management Agreement was most recently approved for continuation until June 30, 2010 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 17, 2009 (the “Annual Contract Meeting”).
To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to reports on the Funds’ investment performance, expenses and other matters discussed at regularly scheduled Board meetings during the year, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held meetings on December 17, 2008, February 11, 2009 and May 20, 2009. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates;

(b)	the Funds’ investment performance;

(c)	the Funds’ management fee arrangements;

(d)	the voluntary undertakings of the Investment Adviser to reimburse certain fees and expenses of the Funds that exceed specified levels and the estimated annualized savings realized by the Funds from those undertakings;

(e)	potential economies of scale and the levels of breakpoints in the fees payable by the Funds under the Management Agreement;

(f)	the relative expense levels of the Funds as compared to those of comparable funds managed by the Investment Adviser, as well as those managed by other advisers;

(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;

(h)	the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements;

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	a summary of fee concessions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;

(j)	capacity issues relating to the securities in which the Funds invest;

(k)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(l)	information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds;

(m)	the current pricing of services provided by, and the profitability of, the Funds’ transfer agent, Goldman, Sachs & Co. (“Goldman Sachs”); and

(n)	the nature and quality of the services provided to the Funds by their unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to those service providers.

At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters, including:

(a)	the quality of the Investment Adviser’s services;

(b)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;

(c)	the groups or teams within the Investment Adviser that support the portfolio management teams, including legal, compliance, internal audit, the credit department, fund controllers, tax, product services, valuation oversight, market risk analysis, finance and strategy, operations, shareholder services, risk management and advisory, training and technology;

(d)	whether certain reductions in headcount due to the economic environment were likely to affect the quality of the services provided to the Funds;

(e)	the Investment Adviser’s business continuity and disaster recovery planning;

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(f)	the Investment Adviser’s financial resources and its ability to hire and retain talented personnel;

(g)	the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio brokerage, distribution and other services;

(h)	the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Funds;

(i)	the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers, including the custodian and fund accounting agent;

(j)	an update on the Investment Adviser’s soft dollars practices and other portfolio trading related issues;

(k)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest;

(l)	the Investment Adviser’s approach to risk management;

(m)	an overview of the Funds’ distribution plan; and

(n)	an annual review of the effectiveness of the Funds’ compliance program.

At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to each Fund, and each Fund’s investment performance, fees and expenses, including each Fund’s expense trends over time and any breakpoints in the fee rates payable by each Fund under the Management Agreement.
In connection with the Committee meetings and the Annual Contract Meeting, the Trustees attended sessions at which they reviewed information regarding the Funds’ assets, share purchase and redemption activity, the commission rates paid by the Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with certain of those transactions, and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Emerging Markets Equity Fund’s Service Shares. Also, in conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined, the alignment of the interests of the Funds and of the portfolio managers and related potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.
The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for all of the Funds and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to each Fund.
In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. At those meetings the Trustees regularly received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Funds in comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with copies of disclosure materials regarding the Funds and their expenses, as well as information on the Funds’ competitive universe. The Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees concluded that, during the recent financial crisis, the Investment Adviser had demonstrated a willingness and an ability to commit substantial financial and other resources to the operations of the Funds and had represented that it will continue to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, valuation oversight, vendor oversight and risk management. The Independent Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance
The Independent Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. This information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ended December 31, 2008, to the extent that each Fund had been in existence for those periods. The Independent Trustees also compared the performance of the Emerging Markets Equity Fund to that of the Investment Adviser’s institutional composite of the performance of other accounts having similar investment objectives and policies (the investment objectives and policies of the other Funds were not sufficiently similar to those of any of the Investment Adviser’s institutional composites to warrant such a comparison for those Funds). In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, market conditions, and illiquidity in certain market sectors, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether each Fund had operated within its investment policies, and had complied with its investment limitations. The Trustees noted that the Investment Adviser had taken a number of steps intended to improve Fund performance, including making changes to the leadership and personnel on the portfolio management team and to the investment process used in selecting investments for the Funds (which among other things included a renewed emphasis on regionally-based research and stock selection). The Trustees discussed these measures at length with senior management of the Investment Adviser and concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information
The Independent Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history (three years in the case of BRIC Fund), comparing each Fund’s expenses to the peer and category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and peer group median. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels and to waive a portion of the management fee payable by the BRIC Fund. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which operated under less stringent legal and regulatory structures, were in some instances subject to different investment guidelines, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.
The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders are able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2008 and 2007, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale
The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

			Emerging
	Asia Equity	BRIC	Markets
Average Daily Net Assets	Fund	Fund	Equity Fund

First $1 billion	1.00%	1.30%	1.20%
Next $1 billion	0.90	1.30	1.20
Next $3 billion	0.86	1.17	1.08
Next $3 billion	0.84	1.11	1.03
Over $8 billion	0.82	1.09	1.01

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing each Fund, and whether the Funds and their shareholders would participate in the benefits of those economies. In this regard, the Independent Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s voluntary undertakings to limit fees and other expenses to certain amounts. Upon reviewing these matters at the Annual Contract Meeting, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) soft dollar benefits received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by an affiliate of the Investment Adviser for managing the portfolio in which the Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (j) the Investment Adviser’s ability to leverage relationships with the Funds’ third party service providers to attract more firmwide business.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders
The Independent Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels.

Conclusion
In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2010.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 67	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Limited Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				94	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 68	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	94	None

Diana M. Daniels Age: 60	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	94	None

Patrick T. Harker Age: 50	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	94	Pepco Holdings, Inc. (an energy delivery company)

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	94	None

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 70	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	94	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 47	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	94	None

Alan A. Shuch* Age: 59	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	94	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of October 31, 2009, the Trust consisted of 81 portfolios, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios. The Goldman Sachs Municipal Opportunity Fund does not currently offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 47	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 41	Vice President and Principal Financial Officer	Since 2008 Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005)

Principal Financial Officer—Goldman Sachs Mutual Fund Complex (October 2009-Present); and Vice President—Goldman Sachs Mutual Fund Complex (August 2008-Present).

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 42	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 32 Old Slip New York, NY 10005 Age: 38	Treasurer	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolios’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 Goldman Sachs Trust — Fundamental Emerging Markets Equity Funds — Tax Information (Unaudited)

From distributions paid during the fiscal year ended October 31, 2009, the total amount of income received by the Asia Equity and Emerging Markets Equity Funds from sources within foreign countries and possessions of the United States was $0.8928, and $0.9681 per share, respectively, all of which is attributable to qualified passive income. The total amount of taxes paid by the Asia Equity and Emerging Markets Equity Funds to such countries was $0.1956 and $0.1242 per share, respectively.

For the fiscal year ended October 31, 2009, 84.20%, and 62.09% of the dividends paid from net investment company taxable income by the Asia Equity and Emerging Markets Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Emerging Markets Equity Fund designates $103,199,259, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2009.

During the fiscal year ended October 31, 2009, the Asia Equity and Emerging Markets Equity Funds designate $79,022 and $33,305,214, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $789.8 billion in assets under management as of September 30, 2009 — our investment professionals bring firsthand knowledge of local markets to every investment decision, Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
■ Enhanced Income Fund
■ Ultra-Short Duration
Government Fund
■ Short Duration Government
Fund
■ Short Duration Tax-Free Fund
■ Municipal Income Fund
■ Government Income Fund
■ Inflation Protected Securities
Fund
■ U.S. Mortgages Fund
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Investment Grade Credit Fund
■ Global Income Fund
■ High Yield Municipal Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets
Debt Fund
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Mid Cap Value Fund
■ Growth Opportunities Fund
■ Small Cap Value Fund
■ Small/Mid Cap Growth Fund

Structured Equity
■ Balanced Fund
■ Structured U.S. Equity Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Equity Fund
■ Structured Small Cap Value Fund
■ Structured Small Cap Growth Fund
■ Structured Tax-Managed Equity
Fund
■ Structured International Tax-
Managed Equity Fund
■ U.S. Equity Dividend and Premium
Fund
■ International Equity Dividend and
Premium Fund
■ Structured International Equity Fund
■ Structured International Equity
Flex Fund
■ Structured International Small Cap Fund
■ Structured Emerging Markets
Equity Fund

Fund of Funds[2]■ Asset Allocation Portfolios
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Enhanced Dividend Global Equity
Portfolio
■ Tax-Advantaged Global Equity
Portfolio

Retirement Strategies[2]
Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[2]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Absolute Return Tracker Fund

[1]	An Investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Select Satellite category.

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer* Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer* *Effective October 16, 2009

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

A prospectus for the Funds containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Funds.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Copyright 2009 Goldman, Sachs & Co. All rights reserved. 30198.MF.TMPL EMEAR / 58K/12-09

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2009	2008	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,902,425	$1,262,776	Financial Statement audits. For 2008, $449,867 represents audit fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Audit-Related Fees:

• PwC	$164,192	$232,222	Other attest services. For 2009, $17,800 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Tax Fees:

• PwC	$611,246	$439,850	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. For 2009, $145,994 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2009	2008	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,509,000	$1,097,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

All Other Fees:

• PwC	$0	$50,000	Services provided for the review of documentation and filings in reference to share class and Fund commencements, Fund reorganizations and additional due diligence assessments. The 2008 fees represent amounts borne by the Fund’s adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the years ended October 31, 2009 and October 31, 2008 were approximately $775,438 and $672,072 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended December 31, 2008 and December 31, 2007 were approximately $5.8 million and $5.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2008 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President
Goldman Sachs Trust

Date:	December 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President
Goldman Sachs Trust

Date:	December 29, 2009

By:	/s/ George. F. Travers

George. F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	December 29, 2009